                                                                  EXHIBIT 10.27

                       RESTATED COLLABORATION AGREEMENT

     THIS RESTATED COLLABORATION AGREEMENT (this "Agreement"), dated as of November 27, 2000, is made between ABGENIX, INC., a Delaware corporation ("ABX"), having a place of business at 7601 Dumbarton Circle, Fremont, California 94555, and CURAGEN CORPORATION, a Delaware corporation ("CuraGen"), having a place of business at 555 Long Wharf Drive, New Haven, Connecticut 06511, with respect to the following facts:

                                    RECITALS

     A. The parties entered into the Collaboration Agreement effective as of December 8, 1999 (the "Original Agreement").

     B. The parties desire to amend the Original Agreement in certain respects, and for convenience to restate the Original Agreement, on the terms and conditions set forth below.

     NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the parties amend the Original Agreement and agree as follows:

     1.  DEFINITIONS
     For purposes of this Agreement, the terms set forth in this Article 1 shall have the respective meanings set forth below:

         1.1 "ABX In-License" shall mean a license, sublicense or other agreement under which ABX acquired rights to the ABX Patent Rights or ABX Know-How.

         1.2 "ABX Know-How" shall mean, collectively, all inventions, discoveries, data, information, methods, techniques, technology and other results, whether or not patentable but which are not generally known, regarding ABX Technology and Information. All ABX Know-How shall be Confidential Information of ABX.

         1.3 "ABX Licensed Antigens" shall mean all ABX Optioned Antigens for which ABX has exercised an option to obtain a commercial license pursuant to
Article 7 below, and "ABX Licensed Antigen" shall mean any one of the ABX Licensed Antigens.

         1.4 "ABX Optioned Antigens" shall mean all antigens which are selected from the Eligible Antigens by ABX pursuant to Article 5 below, for which CuraGen has the right to grant ABX the commercial license under Article 7 below, and which are not Licensed Antigens, and "ABX Optioned Antigen" shall mean any one of the ABX Optioned Antigens.

         1.5 "ABX Patent Rights" shall mean, collectively, (a) all patents and patent applications listed on Exhibit A and any foreign counterparts claiming priority thereof; (b) all patent applications heretofore or hereafter filed in any country which claim (and only to the extent they claim) ABX Technology and Information or the use thereof; (c) all patents that have issued or in the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

future issue from any of the foregoing patent applications, including without limitation utility models, design patents and certificates of invention; and (d) all divisionals, continuations, continuations-in-part, reissues, renewals, supplemental protection certificates, extensions or additions to any such patents and patent applications.

         1.6 "ABX Product" shall mean, with respect to any ABX Licensed Antigen, any product comprising (a) an Antibody which binds to such ABX Licensed Antigen; or (b) Genetic Material that encodes such an Antibody wherein, in respect of each ABX Product, said Genetic Material does not encode multiple antibodies.

         1.7 "ABX Technology and Information" shall mean, collectively, [_____________________________].

         1.8 "Affiliate" shall mean, with respect to any person or entity, any other person or entity which controls, is controlled by or is under common control with such person or entity. A person or entity shall be regarded as in control of another entity if it owns or controls at least fifty percent (50%) of the equity securities of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority).

         1.9 "Antibody" shall mean a composition comprising (a) a whole antibody, or any fragment thereof, derived from the XenoMouse Animals hereunder; or (b) a whole antibody, or any fragment thereof, which is derived from a whole antibody or any fragment thereof, which itself is derived from the XenoMouse Animals hereunder or which is derived from the Genetic Material encoding or derived from, or the amino acid sequences of or derived from, a whole antibody or any fragment thereof, which itself is derived from the XenoMouse Animals hereunder.

         1.10 "Antibody Cells" shall mean all cells that contain, express, or secrete antibodies or Genetic Materials that encode antibodies.

         1.11 "Antibody Equivalent" shall mean [______________________].

         1.12 "Antigen Specific Materials and Information" shall mean with respect to an Antigen, collectively, [_________________________].

         1.13 "Antigens" shall mean, collectively, the Research Antigens, Eligible Antigens, Optioned Antigens and Licensed Antigens, and "Antigen" shall mean any one of the Antigens.

         1.14 "BLA" shall mean a Biologics License Application, Product License Application, New Drug Application, or similar application for marketing approval of a product for use in the Therapeutic Field submitted to the FDA, or its foreign equivalent.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

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         1.15 "Commercial Field" shall mean, collectively, the Therapeutic Field and the Diagnostic Field.

         1.16 "Confidential Information" shall mean, with respect to a party, all information of any kind whatsoever, and all tangible and intangible embodiments thereof of any kind whatsoever, which is disclosed by such party to the other party pursuant to this Agreement, and (if disclosed in writing or other tangible medium) is marked or identified in writing as confidential at the time of disclosure to the receiving party or (if otherwise disclosed or if not so marked or identified in writing) is identified as confidential at the time of disclosure to the receiving party and is summarized and identified as confidential in writing or by electronic means within thirty (30) days after such disclosure. Notwithstanding the foregoing, Confidential Information of a party shall not include information which, and only to the extent, the receiving party can establish by written documentation or electronic records (a) has been publicly known prior to disclosure of such information by the disclosing party to the receiving party; (b) has become publicly known without fault on the part of the receiving party, subsequent to disclosure of such information by the disclosing party to the receiving party; (c) has been received by the receiving party at any time from a source, other than the disclosing party, rightfully having possession of and the right to disclose such information free of confidentiality obligations; (d) has been otherwise known by the receiving party free of confidentiality obligations prior to disclosure of such information by the disclosing party to the receiving party; or (e) has been independently developed (as demonstrated by contemporaneous written or electronic evidence maintained in the ordinary course of business of the receiving party) by employees or agents of the receiving party without access to or use of such information disclosed by the disclosing party to the receiving party.

         1.17 "CuraGen Databases" shall mean, collectively, all data, information and materials (other than Research Program Technology and Information) related to human Genetic Materials and the expression products thereof which as of the Effective Date are contained in CuraGen's SeqCalling Database or which at any time during the term of this Agreement are added thereto. For purposes hereof, the CuraGen SeqCalling Database shall include without limitation the following data, information, and materials possessed, acquired or developed by CuraGen as of the Effective Date or at any time during the term of this Agreement, the acquisition or development of which has not been sponsored or directed by a commercial Third Party to whom rights in such data, information, and materials have been granted in advance: (i) sequence data with respect to human Genetic Materials (including expressed sequences) and expression products thereof; (ii) the tissue or cellular distribution relating to such Genetic Materials, their expression and expression products; (iii) literature publications and patent status (i.e., information related to CuraGen filing dates, priority of claim(s) and any related patents and patent applications, and any information known by CuraGen regarding Third Party patents and patent applications) related to such Genetic Materials and expression products; (iv) the biological function of such Genetic Materials and expression products; (v) clones, expression products, proteins, cell lines and vectors related to such Genetic Materials and expression products, and (vi) all of the data, information, and materials described in the foregoing clauses (i) to (v) with respect to any homologs of such Genetic Materials and expression products. As of the Effective Date, the CuraGen SeqCalling Database includes [_______________________________].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

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         1.18 "CuraGen Exclusive Antigen" shall mean an antigen (other than a
Research Antigen) or Research Antigen that is designated by CuraGen as a CuraGen Exclusive Antigen in accordance with Section 4.8.

         1.19 "CuraGen Know-How" shall mean, collectively, all inventions, discoveries, data, information, methods, techniques, technology and other results, whether or not patentable but which are not generally known, regarding CuraGen Technology and Information. All CuraGen Know-How shall be Confidential Information of CuraGen.

         1.20 "CuraGen Licensed Antigen" shall mean all CuraGen Optioned Antigens for which CuraGen has exercised an option to obtain a commercial license pursuant to Article 7 below, and "CuraGen Licensed Antigen" shall mean any one of the CuraGen Licensed Antigens.

         1.21 "CuraGen Optioned Antigens" shall mean all antigens which are selected from the Eligible Antigens by CuraGen pursuant to Article 5 below, for which ABX has the right to grant CuraGen the commercial license under Article 7 below, and which are not Licensed Antigens, and "CuraGen Optioned Antigen" shall mean any one of the CuraGen Optioned Antigens.

         1.22 "CuraGen Patent Rights" shall mean, collectively, (a) all patent applications heretofore or hereafter filed in any country which claim (and only to the extent they claim) CuraGen Technology and Information or the use thereof;
(b) all patents that have issued or in the future issue from any of the foregoing patent applications, including without limitation utility models, design patents and certificates of invention; and (c) all divisionals, continuations, continuations-in-part, reissues, renewals, supplemental protection certificates, extensions or additions to any such patents and patent applications.

         1.23 "CuraGen Product" shall mean, with respect to any CuraGen Licensed Antigen, any product comprising (a) an Antibody which binds to such CuraGen Licensed Antigen, or (b) Genetic Material that encodes such an Antibody wherein, in respect of each CuraGen Product, said Genetic Material does not encode multiple antibodies.

         1.24 "CuraGen Technology and Information" shall mean, collectively, [______________________________].

         1.25 "Derived" or "derived" shall mean obtained, developed, created, synthesized, designed, derived or resulting from, based upon or otherwise generated (whether directly or indirectly, or in whole or in part).

         1.26 "Diagnostic Field" shall mean the use of Products for the following human medical purposes: the detection, diagnosis and monitoring of any disease, predisposition, state or condition in humans or the selection of a particular patient(s) to receive a particular therapeutic treatment(s).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

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         1.27  "Effective Date" shall mean December 8, 1999.

         1.28 "Eligible Antigen" shall mean a Research Antigen which satisfies the criteria of Exhibit B as determined by the JMC pursuant to Section 3.2 below or the arbitrator pursuant to Section 3.5 below, and which is not an Optioned Antigen.

         1.29 "Excluded ABX Technology" shall mean, collectively, [____________________________].

         1.30 "Excluded CuraGen Technology" shall mean, collectively, [____________________________].

         1.31 "FDA" shall mean the United States Food and Drug Administration or its successor agency.

         1.32 "First Commercial Sale" shall mean, with respect to each Product in each country, the date of first commercial sale (other than for purposes of obtaining regulatory approval) of such Product by a party hereto, its Sublicensee or their respective Affiliates to an unaffiliated Third Party in such country.

         1.33 "Gene Therapy" shall mean the treatment or prevention of a disease by means of Ex Vivo or In Vivo delivery (via viral or nonviral gene transfer systems) of compositions comprising either (a) Genetic Material that encodes an Antibody, wherein such Antibody serves a material function in the treatment or prevention of such disease; (b) Genetic Material that encodes a moiety other than an Antibody, wherein the moiety serves a material function in the treatment or prevention of such disease and wherein such composition incorporates an Antibody (or Genetic Material that encodes such Antibody), which Antibody is used as a targeting vehicle for the composition; or (c) Genetic Material that encodes an Antibody that serves a material function in the treatment or prevention of such disease, wherein such composition also incorporates an Antibody (or Genetic Material that encodes such Antibody) which Antibody is used as a targeting vehicle for the composition. "Ex Vivo" delivery shall mean the introduction, outside of the body of a human, of such compositions into a cell, tissue, organoid, or organ, followed by the administration of the cell, tissue, organoid, or organ which contains such introduced compositions into the body of the same (autologous) or different (allogeneic) human, without limitation as to the formulation, anatomic site, or route of administration or the use of encapsulation or other devices for such administration. "In Vivo" delivery shall mean the introduction of such compositions into an individual, without limitation as to the formulation, anatomic site, or route of administration or the use of encapsulation or other devices for such administration.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

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         1.34 "Genetic Material" shall mean a nucleic acid, including DNA, RNA, and nucleic acid complementary and reverse complementary to such nucleotide sequences or nucleic acid, whether coding or noncoding and whether intact or a fragment.

        1.35 "GenPharm Cross License Agreement" shall mean that certain Cross License Agreement entered into by and between ABX, JTI, XT, Cell Genesys, Inc., and GenPharm International, Inc., effective as of March 26, 1997, as the same may be amended from time to time.

         1.36  "Human Antibody Equivalent" shall mean [_______________________].

         1.37 "IND" shall mean an Investigational New Drug application filed with the FDA, or any similar filing with any foreign regulatory authority, to commence human clinical testing of any Product in any country.

         1.38 "JMC" shall mean the joint management committee comprising representatives of ABX and CuraGen described in Section 3.1 below.

         1.39  "JTI" shall mean Japan Tobacco Inc., a Japanese corporation.

         1.40 Licensed Antigens" shall mean, collectively, the ABX Licensed Antigens and CuraGen Licensed Antigens, and "Licensed Antigen" shall mean any one of the Licensed Antigens.

         1.41 "Licensed ABX Intellectual Property" shall mean ABX's rights in the ABX Patent Rights, ABX Know-How, Research Program Patent Rights and Research Program Know-How; provided, however, that the Licensed ABX Intellectual Property
(a) is all to the extent and only to the extent that ABX has the right to grant
(sub)licenses thereunder (including without limitation to the extent permitted under the applicable ABX In-Licenses); (b) is expressly subject to the ABX In-Licenses; and (c) shall exclude the Excluded ABX Technology.

         1.42 "Licensed CuraGen Intellectual Property" shall mean CuraGen's rights in the CuraGen Patent Rights, CuraGen Know-How, Research Program Patent Rights and Research Program Know-How; provided, however, that the Licensed CuraGen Intellectual Property (a) is all to the extent and only to the extent that CuraGen has the right to grant (sub)licenses thereunder; and (b) shall exclude the Excluded CuraGen Technology.

         1.43 "Licensed Intellectual Property" shall mean, collectively, the Licensed ABX Intellectual Property and the Licensed CuraGen Intellectual Property.

         1.44 "Net Sales" shall mean, with respect to a Product, the gross sales price charged by a party, its Sublicensees and their respective Affiliates for sales of such Product to non-Affiliate customers, less
[_____________________________].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

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         1.45 "Non-Mining Antigen" shall mean an antigen first developed, identified or acquired by CuraGen, (other than through research efforts in connection with the CuraGen Databases), whether from hypothesis driven research or otherwise, that (i) CuraGen reasonably believes is not the subject of any Third Party intellectual property rights (or the parties mutually believe, as evidenced by written agreement, that a license to all applicable Third Party intellectual property rights can be reasonably obtained), (ii) CuraGen reasonably believes could be subject (or the parties mutually believe, as evidenced by written agreement, that the antibodies to which could be subject) to a proprietary position of CuraGen, (iii) CuraGen reasonably believes would be available hereunder as a Research Antigen, and (iv) CuraGen reasonably believes is reasonably likely to have potential as a target for antibody-based therapeutics.

         1.46 "Non-Mining Research Antigen" shall mean a Research Antigen that is a Non-Mining Antigen.

         1.47 "Optioned Antigens" shall mean, collectively, the ABX Optioned Antigens and CuraGen Optioned Antigens, and "Optioned Antigen" shall mean any one of the Optioned Antigens.

         1.48 "Patent Claim" shall mean a claim of a pending patent application or issued and unexpired patent included within the Licensed Intellectual Property which has not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

         1.49 "Person" shall mean an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

         1.50 "Phase I Clinical Trial" shall mean a human clinical trial in any country that is intended to initially evaluate the safety and/or pharmacological effect of a Product in subjects, or that would otherwise satisfy requirements of 21 CFR 312.21(a), or its foreign equivalent.

         1.51 "Phase II Clinical Trial" shall mean a human clinical trial in any country that is intended to initially evaluate the effectiveness of a Product for a particular indication or indications in patients with the disease or indication under study, or that would otherwise satisfy requirements of 21 CFR 312.21(b) , or its foreign equivalent.

         1.52 "Phase III Clinical Trial" shall mean a pivotal human clinical trial in any country the results of which could be used to establish safety and efficacy of a Product as a basis for a marketing approval application submitted to the FDA, or that would otherwise satisfy requirements of 21 CFR 312.21(c), or its foreign equivalent.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

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         1.53 "PMA" shall mean a Pre-Market Approval Application, 510(k) notice or similar application for marketing approval of a product for use in the Diagnostic Field submitted to the FDA, or its foreign equivalent.

         1.54 "Products" shall mean, collectively, the ABX Products and the CuraGen Products, and "Product" shall mean any one of the Products.

         1.55 "Program Year" shall mean any period commencing on the Effective Date or any anniversary thereof, and continuing through the first anniversary thereof, during the term of the Research Program.

         1.56 "Research Antigens" shall mean, collectively, the antigens which are selected by the JMC, ABX or CuraGen pursuant to Section 4.3 below for use in the Research Program, for which ABX and CuraGen have the right to grant the other party the commercial license under Article 7 below, and which are not Optioned Antigens or Licensed Antigens, and "Research Antigen" shall mean any one of the Research Antigens.

         1.57 "Research Field" shall mean the use of materials derived from XenoMouse Animals that are immunized with Research Antigens solely for the creation, identification, analysis, research, characterization and preclinical development of potential Products for use in the Commercial Field.

         1.58 "Research Program" shall mean the collaborative research program described in Section 4.4 below

         1.59 "Research Program Know-How" shall mean, collectively, all inventions, discoveries, data, information, methods, techniques, technology and other results, whether or not patentable but which are not generally known, regarding Research Program Technology and Information or the use thereof.

         1.60 "Research Program Technology and Information" shall mean, with respect to an Antigen, collectively, [_____________________________].

         1.61 "Research Program Patent Rights" shall mean, collectively, (a) all patent applications hereafter filed in any country which claim Research Program Technology and Information or the use thereof; (b) all patents that have issued or in the future issue from any of the foregoing patent applications, including without limitation utility models, design patents and certificates of invention; and (c) all divisionals, continuations, continuations-in-part, reissues, renewals, supplemental protection certificates, extensions or additions to any such patents and patent applications.

         1.62 "Royalty Commencement Date" shall mean, with respect to each Product in each country, the date of the First Commercial Sale of such Product in such country.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

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         1.63 "Sublicense" shall mean, with respect to a Product, an agreement or arrangement pursuant to which a (sub)license or distribution right regarding such Product has been granted to a Sublicensee.

         1.64 "Sublicense Income" shall mean, with respect to a Product, the aggregate cash consideration, and the fair market value of the non-cash consideration, received by a party or its Affiliate in connection with the Sublicense of such Product, excluding consideration received (a) in reimbursement of such party's or its Affiliate's cost to perform research, development or similar services conducted for such Product after the grant of such Sublicense, (b) in reimbursement of patent or other out-of-pocket expenses on such Product, or (c) in consideration for the purchase of any securities of such party or its Affiliates at a price equal to no more than 120% of the then fair market value of such securities).

         1.65 "Sublicensee" shall mean a Third Party that is granted (a) a
(sub)license under the Licensed Intellectual Property to develop, make, use, offer for sale, sell or import a Product in the Commercial Field; or (b) a right to distribute a Product in the Commercial Field, provided that such Third Party is responsible for marketing and promotion of such Product within the applicable territory.

         1.66 "Technology and Information" shall mean, collectively, the ABX Technology and Information, CuraGen Technology and Information and Research Program Technology and Information.

         1.67 "Therapeutic Field" shall mean the use of Products for the following human medical purposes: the prevention or treatment of any disease, state or condition in humans.

         1.68 "Third Party" shall mean any Person other than ABX, CuraGen and their respective Affiliates.

         1.69 "XenoMouse Animals" shall mean the transgenic mice capable of producing human antibodies when immunized by ABX with an antigen.

         1.70  "XT" shall mean Xenotech, L.P., a California limited partnership.

         1.71 "XT Master Research License and Option Agreement" shall mean that certain Master Research License and Option Agreement entered into by and among XT, JTI and Cell Genesys, Inc. effective as of June 28, 1996, and subsequently assigned to ABX by Cell Genesys, Inc., as the same may be amended from time to time.

         1.72 "XT/ABX Product License Agreement" shall mean a license agreement between XT and ABX entered into pursuant to the XT Master Research and License Agreement granting to ABX a license (with the right to grant sublicenses) to commercialize Products in one or more territories.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

     2.  REPRESENTATIONS AND WARRANTIES

     Each party hereby represents and warrants to the other party as follows:

         2.1 Existence. Such party is duly organized, validly existing and in
             ---------
good standing under the laws of the state in which it is organized.

         2.2 Authorization and Enforcement of Obligations. Such party: (a) has
             --------------------------------------------
the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder; and (b) has taken all requisite action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such party, and constitutes a legal, valid, binding obligation enforceable against such party in accordance with its terms except as enforcement may be limited by equitable remedies or defenses and applicable bankruptcy laws.

         2.3 No Consents. All necessary consents, approvals and authorizations
             -----------
of all governmental authorities and other persons required to be obtained by such party in connection with this Agreement have been obtained.

         2.4 No Conflict. The execution and delivery of this Agreement and the
             -----------
performance of such party's obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations; and (b) do not conflict with, or constitute a default under, any contractual obligation of it.

         2.5 ABX In-Licenses. ABX has made available to counsel to CuraGen
             ---------------
correct copies of ABX In-Licenses, as in effect on the Effective Date.

         2.6 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS
             ----------
AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND REGARDING TECHNOLOGY AND INFORMATION, PRODUCTS OR LICENSED INTELLECTUAL PROPERTY EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OR VALIDITY. ALL TECHNOLOGY AND INFORMATION IS PROVIDED "AS IS."

     3.  JOINT MANAGEMENT COMMITTEE

         3.1 Composition. The JMC shall comprise three (3) named representatives
             -----------
of CuraGen and three (3) named representatives of ABX. Each party shall notify the other party in writing of its initial representatives to the JMC within ten
(10) days after the Effective Date, and may substitute one or more representatives from time to time effective upon written notice to the other party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

         3.2 Responsibilities. The JMC shall be responsible for (a) selecting antigens from the CuraGen Databases as Research Antigens; (b) monitoring and reporting the progress of the Research Program; (c) recommending to the parties any modifications to the Research Program with respect to any or all of the Research Antigens; (d) facilitating open and frequent exchange of information between the parties regarding the Research Program; (e) reviewing the data and information regarding Research Antigens and determining whether a Research Antigen satisfies the criteria set forth in Exhibit B; and (f) making selections of Eligible Antigens under Article 5 below; and (g) discussing and making recommendations regarding the application of CuraGen's capacity and resources to generate potential antibody targets other than from the CuraGen Databases.

         3.3 Meetings. The JMC shall meet in person (unless otherwise agreed on
             --------
a meeting-by-meeting basis) not less than once each calendar quarter during the term of the Research Program, on such dates and at such times and places as agreed to by CuraGen and ABX, alternating between Fremont, California and New Haven, Connecticut, or such other locations as the parties mutually agree. For all other meetings, the JMC may meet by telephonic or video conference or in person, as the parties mutually agree. Each party shall have the right to have one (or such greater number as the parties mutually agree) employee or agent who is not a member of the JMC attend each meeting of the JMC as a non-voting observer. Each party shall be responsible for all its own personnel, travel and related expenses relating to JMC meetings. The first meeting of the JMC shall take place at the offices of Abgenix as soon as practicable after the Effective Date, but in no event later than thirty (30) days after the Effective Date.

              3.3.1 Within thirty (30) days following each JMC meeting, the party hosting the meeting (or entitled to host the meeting, if held by telephonic or video conference or at a location other than Fremont, California or New Haven, Connecticut) shall prepare and provide to the other party mutually acceptable, reasonably detailed written minutes describing (a) all matters reviewed or considered by the JMC; (b) all discussions regarding potential and actual Antigens; and (c) all determinations and actions of the JMC and the reasons therefor. Such minutes shall be the Confidential Information of both ABX and CuraGen; provided, however, that to the extent that such minutes relate to the Optioned Antigens and Licensed Antigens of a party they shall be the Confidential Information solely of such party.

              3.3.2 Not less than ten (10) days prior to each regularly scheduled quarterly meeting of the JMC, each party shall provide the other party with all data and information, not previously disclosed to the other party, regarding the activities of such party to identify potential Research Antigens and all other activities of such party under the Research Program.

              3.3.3 Not less than ten (10) days prior to each regularly scheduled meeting of the JMC, CuraGen shall provide ABX with (a) a reasonably detailed written report describing the activities under all of CuraGen's internal research programs for the generation of, or that actually generate, potential antibody targets (other than from the CuraGen Databases) and the results thereof, together with CuraGen's capacity and resources (and its projected capacity and resources) to conduct such research activities and the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

utilization thereof, and (b) copies of all data and information available to CuraGen, that was not previously provided to ABX, regarding each Non-Mining Antigen (other than CuraGen Exclusive Antigens, Optioned Antigens and Licensed Antigens) that previously has been disclosed to ABX and antibodies thereto.

              3.3.4 Not less than five (5) days prior to each regularly scheduled meeting of the JMC, each party shall provide the other party with a list of the potential antigens of interest, identified from those antigens proposed by the parties under Section 4.2, that such party desires to discuss at such JMC meeting for potential use in the Research Program.

         3.4 Actions. ABX and CuraGen each shall be entitled to cast one vote on
             -------
matters before the JMC. Decisions of the JMC shall be made by unanimous approval.

         3.5 Disagreements. All disagreements within the JMC shall be resolved
             -------------
in the following manner:

              3.5.1 Promptly upon receipt of written notice (a "Dispute Notice") from one party to the other of a disagreement to be resolved under this Paragraph 3.5, the JMC representatives of each party promptly shall present the disagreement to the chief executive officer of such party.

              3.5.2 The chief executive officers of each party thereafter shall meet to discuss each party's view and to explain the basis for their respective positions of such disagreement, and in good faith shall attempt to resolve such disagreement among themselves.

              3.5.3 If, within thirty (30) days after receipt of a Dispute Notice as to whether a Research Antigen satisfies the criteria of Exhibit B, the chief executive officers of each party cannot resolve such disagreement, then upon written notice from one party to the other party, such disagreement shall be settled as follows. Within forty five (45) days after receipt of such Dispute Notice, the parties shall attempt to mutually agree upon a single independent Third Party arbitrator, who shall be a scientific professional in the antibody field, to resolve such disagreement. If the parties are unable to mutually agree upon one such person, then each party shall appoint one independent Third Party scientific professional in the antibody field prior to the expiration of such forty five (45) day period, and within sixty (60) days after receipt of such Dispute Notice, such person(s) shall select a single independent Third Party arbitrator, who shall be a scientific professional in the antibody field, to resolve such disagreement. Each party shall present all information presented to the JMC and all other information as such party reasonably desires regarding such disagreement. Within ninety (90) days after receipt of such Dispute Notice, such arbitrator shall determine whether such Research Antigen satisfies the criteria of Exhibit B and provide written notice to the parties regarding such determination.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

               4.  RESEARCH ANTIGEN IDENTIFICATION AND RESEARCH

         4.1 Maintenance and Enhancement of CuraGen Databases; Disclosure of
             ---------------------------------------------------------------
Non-Mining Antigens. CuraGen shall continue to seek appropriate samples of human
-------------------
tissues and to analyze Genetic Material therefrom using CuraGen's proprietary methods and techniques, as well as publicly available methods and techniques, to identify human sequences and gene assemblies, and expression products thereof, that are not found in publicly available databases. CuraGen shall engage in the foregoing efforts for as long as, and to the extent that, CuraGen reasonably believes that, in its prudent business judgment, such efforts are yielding an appropriate return of expressed sequences that are not found in publicly available databases. CuraGen shall update the CuraGen Databases at least once every month to incorporate (i) the data, information and materials generated by the foregoing efforts that have not been sponsored or directed by a commercial Third Party to whom rights in such data, information, and materials have been granted prior to November 27, 2000, and (ii) those publicly available ESTs that CuraGen determines in its prudent judgment have sufficient reliability. Promptly upon physically cloning or acquiring a full-length gene encoding a potential Non-Mining Antigen, CuraGen shall give to ABX written notice of such gene and antigen including the applicable DNA sequence, the Clone ID number (if any is known), the name(s) by which such antigen is known and any other information available to CuraGen regarding such gene, antigen or their function or use.

         4.2 Searches for Research Antigens. During the term of the Research
             ------------------------------
Program, CuraGen shall have primary responsibility for the screening of the CuraGen Databases and shall conduct searches thereof to identify and recommend to the JMC potential antigens of interest hereunder. CuraGen shall recommend to the JMC [___] antigens of interest (whether or not the genes encoding such antigens are contained in the CuraGen Databases) that, based on the data and information in the CuraGen Databases and such other data and information as CuraGen may have acquired or developed, (i) CuraGen reasonably believes is not the subject of any Third Party intellectual property rights (or the parties mutually believe, as evidenced by written agreement, that a license to all applicable Third Party intellectual property rights can be reasonably obtained),
(ii) CuraGen reasonably believes could be subject (or the parties mutually believe, as evidenced by written agreement, that the antibodies to which could be subject) to a proprietary position of CuraGen, (iii) CuraGen reasonably believes would be available hereunder as Research Antigen, and (iv) CuraGen reasonably believes is reasonably likely to have potential as a target for antibody-based therapeutics. CuraGen will use its best efforts to recommend to the JMC at least [_______________] such antigens of interest from the CuraGen Databases. ABX shall have the right, but not the obligation, to recommend to the JMC antigens of interest from the CuraGen Databases and the Non-Mining Antigens that ABX reasonably believes, are not the subject of any Third Party intellectual property rights, would be available hereunder as Research Antigens and are reasonably likely to have potential as targets for antibody-based therapeutics.

              4.2.1 During the six (6) month period after the Effective Date, CuraGen may restrict its screening of the CuraGen Databases to searches for potential antigens of interest that are useful in the field of [____________________________________________________].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

              4.2.2 From and after the date six (6) months after the Effective Date and during the term of the Research Program, CuraGen shall provide ABX, upon its request, with access to and use of the CuraGen Databases solely (i) to conduct research to identify potential Research Antigens, (ii) to research and develop Antibodies to Research Antigens and (iii) to research, develop, make, have made, use, import, offer to sell and sell ABX Products in accordance this Agreement. Such access shall be both remote access at ABX's facilities and direct access at CuraGen's facilities. CuraGen hereby grants ABX the nonexclusive license (or sublicense, as the case may be) under CuraGen's patent rights, copyrights and other intellectual property rights in the CuraGen Databases and all methods and techniques utilized by CuraGen to produce, maintain, access and search the CuraGen Databases solely to use the CuraGen Databases for such purposes.

              4.2.3 CuraGen shall provide ABX with all the most current software, documentation and information available to CuraGen as reasonably necessary or useful to enable ABX to fully utilize the CuraGen Databases and formulate and conduct searches thereof as provided in Sections 4.2.3, 4.2.5 and
4.2.6. CuraGen shall provide not less than three (3) ABX employees with all training and technical assistance as reasonably necessary or useful to enable ABX to fully utilize the CuraGen Databases and formulate and conduct searches thereof as provided in Sections 4.2.3, 4.2.5 and 4.2.6.

              4.2.4 At the reasonable request of ABX at any time after the date six (6) months after the Effective Date and during the term of the Research Program, CuraGen additionally shall permit up to three (3) ABX employees to participate in the formulation and conduct of searches, and other use, of the CuraGen Databases by CuraGen employees directed toward the collaborative search for and identification of potential Research Antigens.

              4.2.5 CuraGen shall permit up to three (3) ABX employees access to CuraGen's facilities and equipment at all times during normal business hours at any time after the date six (6) months after the Effective Date and during the term of the Research Program to conduct searches of and use the CuraGen Databases on behalf of ABX.

              4.2.6 During each visit by ABX employees to utilize the CuraGen Databases, at the request of ABX, CuraGen shall provide such ABX employees in person access to one or more CuraGen employees skilled in the formulation of searches and search criteria and in the use of the CuraGen Databases to provide prompt on site technical assistance to enable such ABX employees to fully utilize the CuraGen Databases and formulate and conduct searches thereof.

              4.2.7 ABX shall not permit any ABX employee who has direct access to a non-public database of a Third Party to have direct access to the CuraGen Databases. For purposes hereof, "direct access" to a database shall mean first-person access to the data contained in such database and the proprietary search methods, tools, algorithms, and software associated with it; provided, however, that access to the results of searches run by another person or access to the data in a database, without the means to search such data by the proprietary search methods, tools, algorithms, and software associated with such database, shall not constitute "direct access" to a database.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

              4.2.8 At the reasonable request of ABX at any time during the term of the Research Program, CuraGen shall conduct searches of the CuraGen Databases based on criteria selected by ABX and shall provide the results thereof to ABX.

              4.2.9 During the Research Program, CuraGen shall operate and maintain research programs (that are not directed to the CuraGen Databases), with reasonable capacity and resources dedicated thereto, for the identification of potential antibody targets in the [________________] that will be available for use in the Research Program. During the Research Program, CuraGen shall use its best efforts to identify and recommend to the JMC [________________] Non-Mining Antigens per Program Year until such time as the JMC has selected [_________________] Non-Mining Research Antigens (other than antigens selected as Research Antigens under Section 4.3.2 and (CuraGen Exclusive Antigens) in the aggregate.

         4.3  Research Antigen Selection.
              --------------------------

              4.3.1 During the term of the Research Program, based upon the data and information provided by the parties regarding potential antigens of interest, the JMC shall select at any JMC meeting, from those antigens proposed by the parties under Section 4.2, potential antigens of interest for use in the Research Program. With respect to each potential antigen which is selected, by the action of the JMC, for use under the Research Program, within thirty (30) days after the date of such JMC meeting, each party shall notify the other party in writing if such party does not have the right to grant the other party a commercial license under Article 7 below for such antigen. Subject to Section 4.3.6, unless a party timely notifies the other party in writing that it does not have the right to grant the other party a commercial license under Article 7 below for such antigen, such antigen thereafter shall be a Research Antigen.

              4.3.2 During the term of the Research Program, CuraGen shall have the right to select at any JMC meeting, from those antigens proposed by the parties under Section 4.2, potential antigens of interest for use in the Research Program. CuraGen shall not select any antigen (other than antigens designated as CuraGen Exclusive Antigens at the time of selection) for which it does not have the right to grant ABX a commercial license under Article 7 below for such antigen. With respect to each potential antigen which is selected, by CuraGen but not by the action of the JMC, for use under the Research Program, within thirty (30) days after the date of such JMC meeting, ABX shall notify CuraGen in writing if ABX does not have the right to grant CuraGen a commercial license under Article 7 below for such antigen. Subject to Section 4.3.6, unless ABX timely notifies CuraGen in writing that it does not have the right to grant CuraGen a commercial license under Article 7 below for such antigen, such antigen thereafter shall be a Research Antigen.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

              4.3.3 During the term of the Research Program, ABX shall have the right to select at any JMC meeting, from those antigens proposed by the parties under Section 4.2, potential antigens of interest for use in the Research Program. ABX shall not select any antigen for which it does not have the right to grant CuraGen a commercial license under Article 7 below for such antigen. With respect to each potential antigen which is selected, by ABX but not by the action of the JMC, for use under the Research Program, within thirty (30) days after the date of such JMC meeting, CuraGen shall notify ABX in writing if CuraGen does not have the right to grant ABX a commercial license under Article 7 below for such antigen. Subject to Section 4.3.6, unless CuraGen timely notifies ABX in writing that it does not have the right to grant ABX a commercial license under Article 7 below for such antigen, such antigen thereafter shall be a Research Antigen.

              4.3.4 In addition to the rights of the parties to select antigens under Sections 4.3.1, 4.3.2 and 4.3.3 above, during the term of the Research Program, ABX shall have the right to select at any JMC meeting additional potential antigens of interest, from those proposed by the parties under Section 4.2, for use in the Research Program. ABX shall not select any antigen for which it does not have the right to grant CuraGen a commercial license under Article 7 below for such antigen. With respect to each potential antigen which is selected, by ABX but not by the action of the JMC, for use under the Research Program, within thirty (30) days after the date of such JMC meeting, CuraGen shall notify ABX in writing if CuraGen does not have the right to grant ABX a commercial license under Article 7 below for such antigen. Subject to Section 4.3.6, unless CuraGen timely notifies ABX in writing that it does not have the right to grant ABX a commercial license under Article 7 below for such antigen, such antigen thereafter shall be a Research Antigen.

              4.3.5 If fewer than [___________] antigens (other than Non-Mining Antigens) in the aggregate have become Research Antigens pursuant to Sections 4.3.1, 4.3.2, and 4.3.3 by the fifth anniversary of the Effective Date other than as a result of a lack of diligence by CuraGen, CuraGen shall have the right to select at any JMC meeting thereafter additional potential antigens of interest, from those antigens proposed by the parties under Section 4.2 (other than Non-Mining Antigens), for use in the Research Program; provided, however, that the total number of antigens for which CuraGen may exercise its rights pursuant to this Section 4.3.5 shall equal (i) [___________] minus (ii) the aggregate number of antigens (other than Non-Mining Antigens) that have become Research Antigens pursuant to Sections 4.3.1, 4.3.2, and 4.3.3 on or prior to the fifth anniversary of the Effective Date. CuraGen shall act in a reasonable and prudent manner in the exercise of the foregoing right. In addition, CuraGen shall not select any antigen for which it does not have the right to grant ABX a commercial license under Article 7 below for such antigen (other than in the case of antigens that are designated as CuraGen Exclusive Antigens at the time of selection). With respect to each potential antigen which is selected, by CuraGen but not by the action of the JMC, for use under the Research Program, within thirty (30) days after the date of such JMC meeting, ABX shall notify CuraGen in writing if ABX does not have the right to grant CuraGen a commercial license under Article 7 below for such antigen. Unless ABX timely notifies CuraGen in writing that it does not have the right to grant CuraGen a commercial license under Article 7 below for such antigen, such antigen thereafter shall be a Research Antigen.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

              4.3.6 Notwithstanding anything to the contrary in this Agreement,
(a) not more than two hundred fifty (250) antigens in the aggregate may become Research Antigens under Sections 4.3.1, 4.3.2, 4.3.3 and 4.3.5 above; (b) not more than [___________] antigens may become Research Antigens under Section
4.3.2 above in the aggregate, of which not more than [___________] may be Non-Mining Antigens; (c) not more than [___________] antigens may become Research Antigens under Section 4.3.2 above in any one Program Year; (d) not more than [___________] antigens may become Research Antigens under Section
4.3.3 above in the aggregate, of which not more than [__________] may be Non-Mining Antigens; and (e) not more than [___________] antigens may become Research Antigens under Section 4.3.3 above in any one Program Year. No antigen for use in the prevention, treatment, detection, diagnosis or monitoring of any disease or condition other than [________] in humans may become a Research Antigen prior to the date six (6) months after the Effective Date, without CuraGen's approval.

              4.3.7 Notwithstanding anything to the contrary in this Agreement, if a party gives written notice to the other party at any time stating that such party does not have the right to grant the other party a commercial license under Article 7 below for a Research Antigen, then effective thirty (30) days after the receipt by the other party of such notice, such antigen shall cease to be a Research Antigen and both parties shall destroy all Antigen Specific Materials and Information pertaining to such antigen. A party shall give such written notice to the other party promptly upon the occurrence of the event giving rise to such party's not having the right to grant the other party a commercial license under Article 7, to the extent such party has the right to do so.

         4.4  Research Program.
              ----------------

              4.4.1 Research Plan. During the term of the Research Program, each party shall use its commercially reasonable efforts to perform its obligations set forth in Exhibit C within the time schedules contemplated therein. The JMC may recommend changes to the allocation of responsibilities set forth in Exhibit C, from time to time; provided, however, that such changes shall only be effective if in a written amendment duly executed by both parties. Other than the activities specified in Exhibit C as being the responsibility of one party or another, the JMC shall allocate the responsibility for each such activity between the parties, taking into account the skills of each party, in an effort to divide the resources and internal costs reasonably required to be dedicated by each party to the conduct of such activities [_______________]. In the event that any activities with respect to Research Antigens (other than CuraGen Exclusive Antigens), other than those specified in Exhibit C as being the responsibility of one party or another, require any payments to a Third Party for goods or services (e.g., specific animal models), such payments shall be shared [_______________], provided that all such goods and services and payments

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

therefor are approved by the JMC prior to incurring any such expense. Notwithstanding anything to the contrary in this Agreement, all activities with respect to Research Antigens that are CuraGen Exclusive Antigens, other than the generation and biochemical characterization of Antibodies as described and allocated to ABX in Exhibit C, shall be the sole and exclusive responsibility of CuraGen, at its sole cost and expense. With respect to each Research Antigen, during the term of the Research Program, each party may conduct, in its sole discretion, such additional preclinical research in the Research Field as such party reasonably desires to evaluate its interest in such Research Antigen, provided that, the preceding right shall not apply to ABX in the case of Research Antigens that are CuraGen Exclusive Antigens, and provided further that prior to commencing such additional preclinical research with respect to Research Antigens that are not CuraGen Exclusive Antigens, such party shall give prior written notice to the other party of the nature and scope of such additional preclinical research regarding such Research Antigen and shall provide the other party with all results of such research, which research shall be deemed to have been part of the Research Program. Each party shall provide the personnel, materials, equipment and other resources required to conduct its obligations hereunder; provided, however, that CuraGen shall transfer to ABX all information and materials available to CuraGen that are useful in the conduct of all assays conducted by or on behalf of CuraGen in connection with the Research Program. ABX shall reimburse CuraGen for all reasonable out-of-pocket expenses incurred in effecting such transfer. CuraGen grants to ABX the nonexclusive, worldwide license (without the right to grant sublicenses) to practice and use all such assays both (a) for use in the Research Program, and (b) for research purposes (unrelated to the Research Program or CuraGen) related to the research and development of antigens and/or antibodies. ABX shall make the antibody generation/isolation technologies of Immgenics, Inc. available for use by ABX in the performance of its obligations under Exhibit C. Each party shall perform its obligations hereunder in accordance with high scientific and professional standards, and in compliance in all material respects with the requirements of applicable laws and regulations. Each party shall provide reasonable assistance required by the other party in connection with the performance of the Research Program. Each party shall have the right, at reasonable times during normal business hours and upon reasonable notice, to visit the facilities of the other party where the other party is conducting its obligations under the Research Program to observe such activities.

              4.4.2 Access. Without limiting the generality of Section 4.4.1,
                    ------
each party shall permit up to three (3) employees of the other party access to such party's facilities, upon reasonable advance notice, at all times during normal business hours during the term of the Research Program Term to work with the employees of such party in the development and use of assays pursuant to the Research Program. Each party shall provide such employees of the other party in person access to one or more employees of such party skilled in the development and use of such assays to enable such employees of such other party to utilize such assays and develop similar assays for use in the Research Program and, in the case of ABX, as contemplated under Section 4.4.1; provided, however, except as otherwise provided in Section 4.4.1, that no license (or sublicense, as the case may be) to any intellectual property relating to such assays is granted hereby, whether expressly or by implication.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

              4.4.3 Term of the Research Program. Unless this Agreement is
                    ----------------------------
earlier terminated, the term of the Research Program shall commence on the Effective Date and shall continue through the sixth anniversary of the Effective Date.

         4.5  Research Records and Reports.
              ----------------------------

              4.5.1 Research Records. Each party shall maintain records, in
                    ----------------
sufficient detail and in good scientific manner appropriate for patent purposes, which shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of the activities under the Research Program. Each party shall have the right, during normal business hours and upon reasonable notice, to inspect and copy all such records of the other party to the extent reasonably required for the performance of its obligations under this Agreement. Each party shall maintain such records and the information of the other party contained therein in confidence in accordance with Article 11 below.

              4.5.2 Research Reports and Information. Each party shall keep the
                    --------------------------------
other informed of the progress of its own activities under the Research Program. At a minimum, within thirty (30) days following the last day of each calendar quarter during the term of the Research Program, each party shall prepare, and provide to the other party, a reasonably detailed written summary report which shall describe the work performed by such party to date under the Research Program.

         4.6  Exclusivity.
              -----------

              4.6.1 Except as otherwise expressly permitted under this Agreement, during the term of the Research Program, CuraGen shall not, [_________________________].

              4.6.2 For a period commencing on November 27, 2000, and ending on the earlier of (i) the [_______________] anniversary of the Effective Date, and
(ii) the effective date of a termination of the Research Program and the options, licenses and rights of ABX under this Agreement by CuraGen pursuant to
Section 14.2.3 upon an uncured material breach of a material obligation by ABX, CuraGen shall not [____________________________________]

              (a) [_____________________________________________].

              (b) [_____________________________________________].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

              (c) [__________________________________________________].

              (d) [__________________________________________________].

              (e) [__________________________________________________].

              4.6.3 Except as otherwise expressly permitted under this Agreement, for a period ending on the earlier of(a) the [_________] anniversary of the Effective Date, and (b) the effective date of a termination of the Research Program and the options, licenses and rights of ABX under this Agreement by CuraGen pursuant to Section 14.2.3 upon an uncured material breach of a material obligation by ABX, CuraGen shall not, and shall not grant any license (or sublicense, as the case may be), immunity or other right to any Person to, research, develop, make, have made, use, import, offer to sell or sell any Antibody Equivalent to an Antigen (or any mutein or fragment thereof) for use in the Commercial Field from and after the date on which a XenoMouse Animal was first immunized with such Antigen; provided, however, that the foregoing limitation shall not apply to antigens as to which ABX has notified CuraGen that it does not have the right to grant CuraGen a commercial license under Article 7 unless ABX has agreed to pay CuraGen the amounts provided hereunder upon the development and commercialization of an antibody product targeting such antigen as if it were an ABX Product hereunder in return for the licenses from CuraGen for such product as if it were an ABX Product hereunder. For the avoidance of doubt, nothing in this Agreement shall preclude CuraGen from granting any license (or sublicense, as the case may be), immunity or other right to any Person to research, develop, make, have made, use, import, offer to sell or sell any Antibody Equivalent to an antigen contained in the CuraGen Databases (or any mutein or fragment thereof) for any purpose other than for use in the prevention, treatment, detection, diagnosis or monitoring of, or the determination of a predisposition for, or the selection of a particular

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

patient(s) to receive a particular therapeutic treatment(s) for, [_______________], unless and until a XenoMouse Animal has been immunized with such antigen under this Agreement.

              4.6.4 Except as otherwise expressly permitted under this Agreement, during the term of this Agreement, ABX shall not, and shall not grant any license (or sublicense, as the case may be), immunity or other right to any Person to, research, develop, make, have made, use, import, offer to sell or sell any Antibody Equivalent to a CuraGen Optioned Antigen (or any mutein or fragment thereof), for so long as such antigen remains a CuraGen Optioned Antigen, or a CuraGen Licensed Antigen (or any mutein or fragment thereof) for use in the Commercial Field.

              4.6.5 Except as otherwise expressly permitted under this Agreement, during the term of this Agreement, CuraGen shall not, and shall not grant any license (or sublicense, as the case may be), immunity or other right to any Person to, research, develop, make, have made, use, import, offer to sell or sell any Antibody Equivalent to an ABX Optioned Antigen (or any mutein or fragment thereof), for so long as such antigen remains an ABX Optioned Antigen, or an ABX Licensed Antigen (or any mutein or fragment thereof) for use in the Commercial Field.

              4.6.6 For a period commencing on November 27, 2000, and ending on December 27, 2000, CuraGen shall not enter into any agreement with any other Person under which [___________________________________________________]

         4.7  Research Program Licenses.
              -------------------------

              4.7.1 Subject to the terms and conditions of this Agreement, ABX hereby grants to CuraGen a nonexclusive license (or sublicense, as the case may be) under the Licensed ABX Intellectual Property, without right to grant Sublicenses, in the Research Field solely to conduct its obligations under the Research Program and to conduct additional preclinical research as permitted under Section 4.4.1. Except as expressly set forth in this Agreement or otherwise expressly agreed in writing by the parties, CuraGen shall not use the Licensed ABX Intellectual Property or any ABX Technology and Information or any Research Program Technology and Information for any use other than those uses expressly licensed under this Section 4.7.1.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

              4.7.2 Subject to the terms and conditions of this Agreement, CuraGen hereby grants to ABX a nonexclusive license (or sublicense, as the case may be) under the Licensed CuraGen Intellectual Property, without right to grant Sublicenses, in the Research Field solely to conduct its obligations under the Research Program and to conduct additional preclinical research as permitted under Section 4.4.1. Except as expressly set forth in this Agreement or otherwise expressly agreed in writing by the parties, ABX shall not use the Licensed CuraGen Intellectual Property or any CuraGen Technology and Information or any Research Program Technology and Information for any use other than those uses expressly licensed under this Section 4.7.2.

         4.8  CuraGen Exclusive Antigens.
              --------------------------

              4.8.1  Right to Designate.
                     ------------------
              (a) CuraGen shall earn the right (a "Designation Right") to designate one (1) Non-Mining Antigen as a CuraGen Exclusive Antigen, in accordance with the process described in Section 4.8.2, after [______________] Non-Mining Antigens (other than CuraGen Exclusive Antigens) have been selected as Research Antigens under Section 4.3. Thereafter, CuraGen shall earn another Designation Right for a Non-Mining Antigen (i) after [_______________________] Non-Mining Antigens (other than CuraGen Exclusive Antigens) have been selected as Research Antigens under Section 4.3, and (ii) after [_____________________] Non-Mining Antigens (other than CuraGen Exclusive Antigens) have been selected as Research Antigens under Section 4.3. For the avoidance of doubt, it is acknowledged [_______________________________________________________________].

              (b) CuraGen shall earn the right (a "Designation Right") to designate one (1) antigen (other than a Non-Mining Antigen) as a CuraGen Exclusive Antigen, in accordance with the process described in Section 4.8.2, after [________________________] antigens (other than Non-Mining Antigens and CuraGen Exclusive Antigens) have been selected as Research Antigens under
Section 4.3. For the avoidance of doubt, it is acknowledged [________________].


              4.8.2  Designation Process.
                     -------------------

              (a) CuraGen shall have the right to designate any antigen that has been included on a list furnished under Section 3.3.4 as a CuraGen Exclusive Antigen as the first order of business at a JMC meeting, provided that such

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

designation is made prior to the discussion or any action by the JMC relating to such antigen. CuraGen shall not have the right to designate under Section 4.8.1(b) more than [________] antigens (that are not Non-Mining Antigens) in the aggregate as CuraGen Exclusive Antigens, or to designate under Section 4.8.1(a) more than [____________________] Non-Mining Antigens in the aggregate as CuraGen Exclusive Antigens. Any antigen (whether or not a Non-Mining Antigen) designated as a CuraGen Exclusive Antigen under this Section 4.8 shall be counted against the number of antigens that CuraGen is entitled to select under Section 4.3.2. In addition, (i) CuraGen may not designate more than [_____] Non-Mining Antigens as CuraGen Exclusive Antigens in any Program Year based on Designation Rights earned under Section 4.8.1(a) on the basis of Non-Mining Antigens designated as Research Antigens by CuraGen pursuant to Section 4.3.2; and (ii) CuraGen may not designate more than [_______] antigens other than Non-Mining Antigens as CuraGen Exclusive Antigens in any Program Year based on Designation Rights earned under
Section 4.8.1(b) on the basis of antigens other than Non-Mining Antigens designated as Research Antigens by CuraGen pursuant to Section 4.3.2.

              (b) The parties acknowledge that [______________________________].

              (c) If CuraGen fails (or, by operation of the limitation of Section 4.8.1(a), is unable) to exercise its right to designate a Non-Mining Antigen as a CuraGen Exclusive Antigen in the same Program Year in which the Designation Right was earned under Section 4.8.1(a), CuraGen may carry forward such unused Designation Right to subsequent Program Years; provided, however, that CuraGen may not exercise the unused Designation Right to designate more than [_______] Non-Mining Antigens as CuraGen Exclusive Antigens in any one (1) subsequent Program Year (other than the [______] Program Year).

              (d) If CuraGen fails (or, by operation. of the limitation of Section 4.8.1(b), is unable) to exercise its right to designate an antigen (other than a Non-Mining Antigen) as a CuraGen Exclusive Antigen in the same Program Year in which the right was earned under Section 4.8.1(b), CuraGen may carry forward such unused Designation Right to the subsequent Program Years; provided, however, that CuraGen may not exercise the unused Designation Right to designate more than [_________] antigen (other than a Non-Mining Antigen) as a CuraGen Exclusive Antigen in any [____] subsequent Program Year (other than the [____] Program Year).

              (e) Once an antigen is designated as a CuraGen Exclusive Antigen and, provided that within thirty (30) days after the date of the JMC meeting in which such CuraGen Exclusive Antigen is designated by CuraGen, ABX does not notify CuraGen in writing that ABX does not have the right to grant CuraGen a commercial license under Article 7 below for such antigen, (i) such antigen shall be a Research Antigen, but shall not be part of the Pool (as defined in Section 5.2); (ii) CuraGen shall have the exclusive right to select such Research Antigen as an Optioned Antigen or Licensed Antigen regardless of whether such Research Antigen is an Eligible Antigen; and (iii) ABX shall have no right to select such Research Antigen as an Optioned Antigen or Licensed Antigen.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

              4.8.3 Selection of CuraGen Exclusive Antigens as Optioned Antigens. CuraGen shall have the right to select any Research Antigen that is a CuraGen Exclusive Antigen as an Optioned Antigen regardless of whether such CuraGen Exclusive Antigen is an Eligible Antigen. CuraGen shall make any such selection by giving express written notice to ABX at any time during the first [____] years after the Effective Date. CuraGen's right to make such selections under this Section 4.8.3 shall be outside, and in addition to, the selection process for Optioned Antigens under Section 5.2.

              4.8.4 If ABX notifies CuraGen in writing that ABX does not have the right to grant CuraGen a commercial license under Article 7 below for an antigen that CuraGen designates as a CuraGen Exclusive Antigen, then such antigen shall not count against the quantity limitations on CuraGen Exclusive Antigens set forth in this Section 4.8.

              4.8.5 Co-Development Rights in CuraGen Exclusive Antigens. [_____________________________________________________________________________].

     5.  SELECTION OF OPTIONED ANTIGENS

         5.1 Eligible Antigens. Not less than ten (10) days prior to each
             -----------------
regularly scheduled meeting of the JMC, each party shall provide the other party with a dossier for each Research Antigen that it proposes to be considered as a

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

potential Eligible Antigen. Such dossier shall contain all information reasonably available to such party demonstrating whether such Research Antigen satisfies the criteria set forth in Exhibit B. At such regularly scheduled meeting of the JMC, the JMC shall consider whether such Research Antigen satisfies the criteria set forth in Exhibit B. A Research Antigen shall be an Eligible Antigen at such time as it is determined to satisfy the criteria set forth in Exhibit B, as determined by the JMC under Section 3.2 above or the arbitrator under Section 3.5 above. Notwithstanding anything to the contrary in this Agreement, if a party gives written notice to the other party at any time stating that such party does not have the right to grant the other party a commercial license under Article 7 below for an Eligible Antigen, then effective thirty (30) days after the receipt by the other party of such notice, such antigen shall cease to be an Eligible Antigen and both parties shall destroy all Antigen Specific Materials and Information pertaining to such Eligible Antigen.

         5.2 Selection of Optioned Antigens. During the first eight (8) years
             ------------------------------
after the Effective Date, each party shall have the right, in its sole discretion, to select Optioned Antigens from the list of Eligible Antigens at the time in question (the "Pool") as follows:

              5.2.1  [______________________________].
              5.2.2  [______________________________].
              5.2.3  [______________________________].
              5.2.4  [______________________________].
              5.2.5  [______________________________].
              5.2.6  [______________________________].
              5.2.7  [______________________________].
              5.2.8  [______________________________].

              5.2.9 With respect to each Eligible Antigen which is selected by CuraGen as a CuraGen Optioned Antigen pursuant to this Section 5.2, ABX shall notify CuraGen in writing, within thirty (30) days of receipt of the notice of selection from CuraGen, if ABX does not have the right to grant CuraGen a commercial license under Article 7 below for such Eligible Antigen. Unless ABX timely notifies CuraGen in writing that ABX does not have the right to grant CuraGen a commercial license under Article 7 below for such antigen, ABX shall use its good faith efforts to nominate such Eligible Antigen under the XTIABX Master Research and License Agreement and to obtain the right thereunder to obtain an XT/ABX Product License Agreement with respect to CuraGen Products to such Eligible Antigen. If ABX is successful in nominating such Eligible Antigen and in obtaining the right to obtain an XT/ABX Product License Agreement for CuraGen Products to such Eligible Antigen, the ABX shall give prompt written notice to CuraGen. Effective upon such notice, such Eligible Antigen shall be a CuraGen Optioned Antigen.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

              5.2.10 With respect to each Eligible Antigen which is selected by ABX as an ABX Optioned Antigen pursuant to this Section 5.2, CuraGen shall notify ABX in writing, within thirty (30) days of receipt of the notice of selection from ABX, if CuraGen does not have the right to grant ABX a commercial license under Article 7 below for such Eligible Antigen. Unless CuraGen timely notifies ABX in writing that CuraGen does not have the right to grant ABX a commercial license under Article 7 below for such antigen, such Eligible Antigen thereafter shall be an ABX Optioned Antigen upon the expiration of such thirty
(30) day period.

              5.2.11 At such time as an Eligible Antigen becomes an Optioned Antigen of one of the parties (the "Optioning Party"), the other party shall deliver to the Optioning Party all Antigen Specific Materials and Information in its possession pertaining to such Optioned Antigen and all related Confidential Information of such other party, and such Antigen Specific Materials and Information and Confidential Information shall thereafter be the Confidential Information of the Optioning Party.

     6.  RESEARCH FIELD LICENSES FOR OPTIONED ANTIBODIES

         6.1  Research Field Licenses.
              -----------------------

              6.1.1 Subject to the terms and conditions of this Agreement, ABX hereby grants to CuraGen a nonexclusive license (or sublicense, as the case may be) under the Licensed ABX Intellectual Property, without right to grant Sublicenses, (a) to research, develop, make and use (but not to transfer, sell, lease, offer to sell or lease, or otherwise transfer title to or an interest in) Antibody Cells that contain, express or secrete Antibodies to the CuraGen Optioned Antigens solely for use in the Research Field, and (b) to research, develop, make and use (but not to transfer, sell, lease, offer to sell or lease, or otherwise transfer title to or an interest in) Antibodies that bind to the CuraGen Optioned Antigens and Genetic Material that encodes such Antibodies, solely for use in the Research Field for the research and development of potential CuraGen Products. Except as expressly agreed in this Agreement or otherwise expressly agreed in writing by the parties, CuraGen shall not use the Licensed ABX Intellectual Property, the ABX Technology and Information or the Research Program Technology and Information for any use other than those uses expressly licensed under this Section 6.1.1.

              6.1.2 Subject to the terms and conditions of this Agreement, CuraGen hereby grants to ABX a nonexclusive license (or sublicense, as the case may be) under the Licensed CuraGen Intellectual Property, without right to grant Sublicenses, (a) to research, develop, make and use (but not to transfer, sell, lease, offer to sell or lease, or otherwise transfer title to or an interest in) Antibody Cells that contain, express or secrete Antibodies to the ABX Optioned Antigens solely for use in the Research Field, and (b) to research, develop, make and use (but not to transfer, sell, lease, offer to sell or lease, or otherwise transfer title to or an interest in) Antibodies that bind to the ABX Optioned Antigens and Genetic Material that encodes such Antibodies, solely for use in the Research Field for the research and development of potential ABX Products. Except as expressly agreed in this Agreement or otherwise expressly agreed in writing by the parties, ABX shall not use the Licensed CuraGen

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

Intellectual Property, the CuraGen Technology and Information or the Research Program Technology and Information for any use other than those uses expressly licensed under this Section 6.1.2.

              6.1.3 The licenses (or sublicenses, as the case may be) granted under this Section 6.1 shall terminate with respect to each Optioned Antigen on the first anniversary of the date on which such antigen became an Optioned Antigen; provided, however, if a party has timely exercised its option under
Article 7 below to obtain a license (or sublicense, as the case may be) for Products to such Optioned Antigen, such license (or sublicense, as the case may be) shall remain in effect for Products to such Optioned Antigen for the term of the applicable license (or sublicense, as the case may be) under Article 7 below. If a party does not timely exercise its option under Article 7 below to obtain a license (or sublicense, as the case may be) for Products to an Optioned Antigen and the other party does not timely exercise its standby option under
Section 7.1.2 or 7.2.2, as the case may be, for Products to such Optioned Antigen, such Antigen shall cease to be an Optioned Antigen but shall be restored as an Eligible Antigen.

         6.2  Research and Preclinical Development.
              ------------------------------------

              6.2.1 As between ABX and CuraGen, ABX shall have the sole right and responsibility, at its sole expense, to conduct research and preclinical development of Antibodies that bind to the ABX Optioned Antigens and Genetic Material that encodes such Antibodies for use in the research and development of potential ABX Products in the Research Field.

              6.2.2 As between ABX and CuraGen, CuraGen shall have the sole right and responsibility, at its sole expense, to conduct research and preclinical development of Antibodies that bind to the CuraGen Optioned Antigens and Genetic Material that encodes such Antibodies for use in the research and development of potential CuraGen Products in the Research Field.

              6.2.3 Each party shall conduct such research and preclinical development in accordance with high scientific and professional standards, and in compliance in all material respects with the requirements of applicable laws and regulations.

     7.  COMMERCIAL FIELD LICENSES FOR LICENSED ANTIGENS

         7.1  CuraGen Products.
              ----------------

              7.1.1 Options for CuraGen Optioned Antigens. Subject to the terms and conditions of this Agreement, ABX hereby grants to CuraGen exclusive, non-transferable options to obtain a license (or sublicense, as the case may be) under Section 7.1.3 below for CuraGen Products to each CuraGen Optioned Antigen, with each such option being exercisable in accordance with the provisions of this Section 7.1.1 until the earliest of(a) the first anniversary of the date on

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

which such antigen became a CuraGen Optioned Antigen; (b) such time as ABX no longer would be obligated to grant a license (or sublicense, as the case may be) under Section 7.1.3 below for such CuraGen Products, and (c) the eighth anniversary of the Effective Date.

              (a) If CuraGen desires to exercise its option for CuraGen Products to such CuraGen Optioned Antigen, CuraGen shall so notify ABX in writing.

              (b) As soon as reasonably practicable after receipt of such notice, ABX shall exercise its option under the XT/ABX Master Research and License Agreement to obtain the XT/ABX Product License Agreement for CuraGen Products to such CuraGen Optioned Antigen. ABX shall notify CuraGen at such time as ABX has obtained the XT/ABX Product License Agreement for CuraGen Products to such CuraGen Optioned Antigen. Effective upon such notice, such CuraGen Optioned Antigen shall be a CuraGen Licensed Antigen, and the exclusive license (or sublicense, as the case may be) grant under Section 7.1.3 below for CuraGen Products to such CuraGen Licensed Antigen shall then be effective.

          (c) CuraGen's option for CuraGen Products to any CuraGen Optioned Antigen is subject to ABX successfully obtaining an XT/ABX Product License Agreement for CuraGen Products to such CuraGen Optioned Antigen.

              7.1.2 Standby Options for ABX Optioned Antigens. If ABX fails to timely exercise its option under Section 7.2.1 below for any ABX Optioned Antigen, within ten (10) days after the written request by CuraGen, ABX shall provide CuraGen with copies of, or access to, all data and information of ABX regarding such ABX Optioned Antigen and Antibodies thereto. Except as otherwise expressly provided in this Agreement or the parties otherwise expressly agree in writing, CuraGen shall have the right to use such data and information for the sole purpose of evaluating its interest in exercising its option under this
Section 7.1.2 for such ABX Optioned Antigen. Subject to the terms and conditions of this Agreement, ABX hereby grants to CuraGen exclusive, non-transferable options to obtain a license (or sublicense, as the case may be) under Section
7.1.3 below for CuraGen Products to each ABX Optioned Antigen for which ABX
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fails to timely exercise its option under Section 7.2.1 below, with each such option being exercisable in accordance with the provisions of this Section 7.1.2 commencing on the expiration of ABX's option under Section 7.2.1 below until the earliest of(a) the date six (6) months thereafter, (b) such time as ABX no longer would be obligated to grant a license (or sublicense, as the case may be) under Section 7.1.3 below for such CuraGen Products, and (c) the eighth anniversary of the Effective Date.

              (a) If CuraGen desires to exercise its option for (2ura(Jen products to such ABX Optioned Antigen, CuraGen shall so notify ABX in writing.

              (b) Within thirty (30) days after receipt of such notice, ABX shall notify CuraGen in writing if ABX does not have the right to grant CuraGen the license (or sublicense, as the case may be) under Section 7.1.3 below for CuraGen products to such ABX Optioned Antigen. If ABX does not have such a right, ABX shall have no obligation to grant CuraGen the license (or sublicense, as the case may be) under Section 7.1.3 below for CuraGen Products to such ABX Optioned Antigen.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

              (c) Unless ABX timely notifies CuraGen in writing that it does not have such a right, ABX shall use its good faith efforts to nominate such ABX Optioned Antigen under the XT/ABX Master Research and License Agreement and obtain the right thereunder to obtain an XT/ABX Product License Agreement with respect to CuraGen Products to such ABX Optioned Antigen.

              (d) If ABX is successful in nominating such ABX Optioned Antigen and in obtaining the right to obtain an XT/ABX Product License Agreement for CuraGen Products to such ABX Optioned Antigen, then ABX shall give prompt written notice to CuraGen and as soon as reasonably practicable thereafter shall exercise its option under the XT/ABX Master Research and License Agreement to obtain the XT/ABX Product License Agreement for CuraGen Products to such ABX Optioned Antigen. ABX shall notify CuraGen at such time as ABX has obtained the XT/ABX Product License Agreement for CuraGen Products to such ABX Optioned Antigen. Effective upon such notice, such antigen shall be a CuraGen Licensed Antigen, and the exclusive license (or sublicense, as the case may be) grant under Section 7.1.3 below for CuraGen Products to such CuraGen Licensed Antigen.

              (e) CuraGen's option for CuraGen Products to any ABX Optioned Antigen is subject to ABX successfully obtaining the right under the XT/ABX Master Research and License Agreement to obtain an XT/ABX Product License Agreement for CuraGen Products to such ABX Optioned Antigen.

              7.1.3 Commercial Field License. Subject to the terms and
                    ------------------------
conditions of this Agreement, ABX hereby grants to CuraGen an exclusive worldwide license (or sublicense, as the case may be) (with the right to grant Sublicenses) under Licensed ABX Intellectual Property to research, develop, make, have made, use, import, offer to sell and sell CuraGen Products in the Commercial Field. CuraGen shall provide ABX with a copy of each Sublicense promptly after executing the same; provided, however, that CuraGen shall have the right to redact any confidential financial terms or confidential research, development or commercialization plans from the copy provided to ABX. Any Sublicense shall be subject and subordinate to the terms and conditions of this Agreement, and CuraGen shall remain responsible for all payments due to ABX hereunder.

         7.2  ABX Products.
              ------------

              7.2.1 Options for ABX Optioned Antigens. Subject to the terms and conditions of this Agreement, CuraGen hereby grants to ABX exclusive, non-transferable options to obtain a license (or sublicense, as the case may be) under Section 7.2.3 below for ABX Products to each ABX Optioned Antigen, with each such option being exercisable in accordance with the provisions of this Section until the earliest of (a) the first anniversary of the date on which such antigen became a ABX Optioned Antigen, (b) such time as CuraGen no longer would be obligated to grant a license (or sublicense, as the case may be) under
Section 7.2.3 below for such ABX Products, and (c) the eighth anniversary of the Effective Date.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

              (a) If ABX desires to exercise its option for ABX Products to such ABX Optioned Antigen, ABX shall so notify CuraGen in writing.

              (b) Effective upon such notice, such antigen shall be an ABX Licensed Antigen, and the exclusive license (or sublicense, as the case may be) grant under Section 7.2.3 below for ABX Products to such ABX Licensed Antigen shall be effective.

              7.2.2 Standby Options for CuraGen Optioned Antigens. If CuraGen
                    ---------------------------------------------
fails to timely exercise its option under Section 7.1.1 above for any CuraGen Optioned Antigen, within ten (10) days after the written request by ABX, CuraGen shall provide ABX with copies of, or access to, all data and information of CuraGen regarding such CuraGen Optioned Antigen and Antibodies thereto. Except as otherwise expressly provided in this Agreement or the parties otherwise expressly agree in writing, ABX shall have the right to use such data and information for the sole purpose of evaluating its interest in exercising its option under this Section 7.2.2 for such CuraGen Optioned Antigen. Subject to the terms and conditions of this Agreement, CuraGen hereby grants to ABX non-exclusive, non-transferable options to obtain a license (or sublicense, as the case may be) under Section 7.2.3 below for ABX Products to each CuraGen Optioned Antigen for which CuraGen fails to timely exercise its option under Section
7.1.1 above, with each such option being exercisable in accordance with the provisions of this Section 7.2.2 commencing on the expiration of CuraGen's option under Section 7.1 .1 above until the earliest of (a) the date six (6) months thereafter, (b) such time as CuraGen no longer would be obligated to grant a license (or sublicense, as the case may be) under Section 7.2.3 below for such ABX Products, and (c) the eighth anniversary of the Effective Date.

              (a) If ABX desires to exercise its option for ABX products to such CuraGen Optioned Antigen, ABX shall so notify CuraGen in writing.

              (b) Within thirty (30) days after receipt of such notice, CuraGen shall notify ABX in writing if CuraGen does not have the right to grant ABX the license (or sublicense, as the case may be) under Section 7.2.3 below for ABX products to such CuraGen Optioned Antigen. If CuraGen does not have such a right, CuraGen shall have no obligation to grant ABX the license (or sublicense, as the case may be) under Section 7.2.3 below for ABX Products to such CuraGen Optioned Antigen.

              (c) Unless CuraGen timely notifies ABX in writing that it does not have such a right, effective upon the expiration of such thirty (30) day period, such antigen shall be an ABX Licensed Antigen, and the exclusive license (or sublicense, as the case may be) grant under Section 7.2.3 below for ABX Products to such ABX Licensed Antigen shall be effective upon the expiration of such thirty (30) day period.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

              7.2.3 Commercial Field License. Subject to the terms and
                    ------------------------
conditions of this Agreement, CuraGen hereby grants to ABX an exclusive worldwide license (or sublicense, as the case may be) (with the right to grant Sublicenses) under Licensed CuraGen Intellectual Property to research, develop, make, have made, use, import, offer to sell and sell ABX Products in the Commercial Field. ABX shall provide CuraGen with a copy of each Sublicense promptly after executing the same; provided, however, that ABX shall have the right to redact any confidential financial terms or confidential research, development or commercialization plans from the copy provided to CuraGen. Any Sublicense shall be subject and subordinate to the terms and conditions of this Agreement, and ABX shall remain responsible for all payments due to CuraGen hereunder.

         7.3  No Other Rights. No rights other than those expressly set forth in
              ---------------
this Agreement are granted to either party hereunder, and no additional rights shall be granted to either party by implication, estoppel or otherwise.

         7.4  Further Restrictions.
              --------------------

              7.4.1 Notwithstanding anything to the contrary in this Agreement, neither a party, nor its Sublicensees hereunder nor their respective Affiliates shall submit an IND for, or otherwise commence human clinical testing of, any Product to any Antigen unless and until such party has obtained a commercial license under this Article 7 for Products to such Antigen.

              7.4.2 For purposes of this Agreement, if(a) JT or ABX has nominated an antigen pursuant to the XT Master Research and License Agreement,
(b) XT has granted a license pursuant to the XT Master Research and License Agreement with respect to an antigen, (c) ABX has an obligation to so nominate an antigen or XT or ABX has an obligation to so grant a license (or sublicense, as the case may be), (d) ABX has otherwise granted exclusive rights to antibodies to an antigen to a Third Party without breach of the exclusivity provisions of Section 4.6, or (e) ABX has an active research and development program ongoing for antibodies to an antigen (that was not provided by CuraGen hereunder) that is independent of its efforts hereunder and does not and did not involve access to, or otherwise make use of, the CuraGen Databases, then ABX shall not have the right to grant CuraGen a license (or sublicense, as the case may be) hereunder to use such antigen in the Research Field or a license (or sublicense, as the case may be) regarding the related CuraGen Products in the Commercial Field.

              7.4.3 For purposes of this Agreement, if CuraGen has granted exclusive rights to antibodies to an antigen to a Third Party without breach of the exclusivity provisions of Section 4.6, then CuraGen shall not have the right to grant ABX a license (or sublicense, as the case may be) hereunder to use such antigen in the Research Field or a license (or sublicense, as the case may be) regarding the related ABX Products in the Commercial Field.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

     8.  PAYMENTS
         --------

         8.1 Research Funding. CuraGen shall pay to ABX aggregate research
             ----------------
funding of [______________________________]. Such research funding shall be payable in twenty (20) equal quarterly installments of [______________________________] each, due on or before each of January 3, 2000, and each March 8, June 8, September 8 and December 8 thereafter, until the last such payment on September 8, 2004.

         8.2  Certain Fees.
              ------------

              8.2.1 Each party shall pay to the other party a non-refundable, non-creditable technology access fee of [______________________________] for each Eligible Antigen it selects under Article 5 above that becomes an Optioned Antigen within ten (10) days after such Eligible Antigen becomes an Optioned Antigen.

              8.2.2 Each party shall pay to the other party a non-refundable, non-creditable exercise fee of [______________________________] for each Optioned Antigen for which it exercised an option to obtain a commercial license under Article 7 above within ten (10) days after such Optioned Antigen becomes a Licensed Antigen.

              8.2.3 With respect to each Licensed Antigen for which a party exercised an option to obtain a commercial license under Article 7 above, but for which it was not required to pay an option fee under Section 8.2.1 above because it was not selected as an Optioned Antigen by such party under Article 5 above, such party shall pay to the other party, in lieu of the amounts set forth in Sections 8.2.1 and 8.2.2, a non-refundable, non-creditable exercise fee of [______________________________] for such Licensed Antigen within ten (10) days after such antigen becomes a Licensed Antigen.

         8.3  Milestone Payments.
              ------------------

              8.3.1 In the Therapeutic Field. Subject, in the case of Sublicenses, to Section 8.4.3(c) below, within thirty (30) days following the achievement of each of the following milestones with respect to each CuraGen Product for use in the Therapeutic Field, on a CuraGen Product-by-CuraGen Product basis, CuraGen shall give written notice to ABX thereof and shall pay to ABX the corresponding milestone payments described below. Subject, in the case of Sublicenses, to Section 8.4.3(a) below, within thirty (30) days following the achievement of each of the following milestones with respect to each ABX Product for use in the Therapeutic Field, on an ABX Product-by-ABX Product basis, ABX shall give written notice to CuraGen thereof and shall pay to CuraGen the corresponding milestone payments described below.

     [_______]  [______________________________]

     [_______]  [______________________________]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

     [_______]  [______________________________]

     [_______]  [______________________________]

     [_______]  [______________________________]


     If, at the time when any milestone payment listed in this Section 8.3.1, with respect to a Product for use in the Therapeutic Field, is due from a party, such party has not paid all other milestone payments (if any) previously listed in this Section 8.3.1 with respect to such Product, then at such time such party shall pay all such unpaid milestone payments (if any) previously listed in this
Section 8.3.1 with respect to such Product. If, at the time of the First Commercial Sale by a party, its Affiliate or their respective Sublicensee of a Product for use in the Therapeutic Field, such party has not paid all milestone payments (if any) listed in this Section 8.3.1 with respect to such Product, then at such time such party shall pay all such unpaid milestone payments (if any) listed in this Section 8.3.1 with respect to such Product. If at any time a party abandons the development of a Product after the payment to the other party of one or more milestone payments under this Section 8.3.1 and subsequently commences or continues the development of another Product directed to the same Licensed Antigen as the abandoned Product, then such party shall have no obligation to pay to the other party a milestone payment upon the occurrence of a milestone event for the subsequent Product for which such party previously has paid to the other party a milestone payment under this Section 8.3.1 for the abandoned Product.

              8.3.2 In the Diagnostic Field. Subject, in the case of
                    -----------------------
Sublicenses, to Section 8.4.3(d) below, within thirty (30) days following the achievement of each of the following milestones with respect to each CuraGen Product for use in the Diagnostic Field, on a CuraGen Product-by-CuraGen Product basis, CuraGen shall give written notice to ABX thereof and shall pay to ABX the corresponding milestone payments described below. Subject, in the case of Sublicenses, to Section 8.4.3(b) below, within thirty (30) days following the achievement of each of the following milestones with respect to each ABX Product for use in the Diagnostic Field, on an ABX Product-by-ABX Product basis, ABX shall give written notice to CuraGen thereof and shall pay to CuraGen the corresponding milestone payments described below.

     [_______]  [______________________________]

     [_______]  [______________________________]

     [_______]  [______________________________]


     If, at the time when any milestone payment listed in this Section 8.3.2, with respect to a Product for use in the Diagnostic Field, is due from a party, such party has not paid all other milestone payments (if any) previously listed

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

in this Section 8.3.2 with respect to such Product, then at such time such party shall pay all such unpaid milestone payments (if any) previously listed in this
Section 8.3.2 with respect to such Product. If, at the time of the First Commercial Sale by a party, its Affiliate or permitted (sub)licensee of a Product for use in the Diagnostic Field, such party has not paid all milestone payments (if any) listed in this Section 8.3.2 with respect to such Product, then at such time such party shall pay all such unpaid milestone payments (if any) listed in this Section 8.3.2 with respect to such Product. If at any time a party abandons the development of a Product after the payment to the other party of one or more milestone payments under this Section 8.3.2 and subsequently commences or continues the development of another Product directed to the same Licensed Antigen as the abandoned Product, then such party shall have no obligation to pay to the other party a milestone payment upon the occurrence of a milestone event for the subsequent Product for which such party previously has paid to the other party a milestone payment under this Section 8.3.2 for the abandoned Product.

         8.4  Royalties.
              ---------

              8.4.1 Notice of Royalty Commencement Date. Within thirty (30) days
                    -----------------------------------
following the Royalty Commencement Date for each CuraGen Product in each country, CuraGen shall give written notice to ABX thereof. Within thirty (30) days following the Royalty Commencement Date for each ABX Product in each country, ABX shall give written notice to CuraGen thereof.

              8.4.2  Royalties on Net Sales.

              (a) Subject, in the case of Sublicenses, to Sections 8.4.3(a) and
(b) below, ABX shall pay to CuraGen royalties equal to [_______________________________].

              (b) Subject, in the case of Sublicenses, to Sections 8.4.3(c) and
(d) below, CuraGen shall pay to ABX royalties equal to [_______________________________].

              8.4.3  Royalties on Sublicense Income.

              (a) In the event that ABX grants a Sublicense with respect to any ABX Product for use in the Therapeutic Field, ABX shall notify CuraGen in writing, within fifteen (15) days of the grant of such Sublicense, whether ABX elects to pay to CuraGen (i) the milestone payments set forth in Section 8.3.1 upon the occurrence with respect to such ABX Product of the milestone events set forth therein and the royalties set forth in Section 8.4.2 based on Net Sales of such ABX Product or (ii) the following payments and royalties equal to the following percentage of Sublicense Income received by ABX and its Affiliates in connection with such Sublicense for each ABX Product for use in the Therapeutic
Field:

     [_________]  [________________________________]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

     [_________]  [________________________________]

     [_________]  [________________________________]

     Notwithstanding the foregoing, the royalties owing by ABX under this
Section 8.4.3(a) in any calendar quarter, with respect to Net Sales by such Sublicensee and its Affiliates of any ABX Product for use in the Therapeutic Field, shall not be less than [____________________] of Net Sales by such Sublicensee and its Affiliates of such ABX Product in such calendar quarter. Once made, the election of the basis of payment hereunder may not be changed, and ABX shall pay the amounts determined in accordance with its election.

              (b) In the event that ABX grants a Sublicense with respect to any ABX Product for use in the Diagnostic Field, ABX shall notify CuraGen in writing, within fifteen (15) days of the grant of such Sublicense, whether ABX elects to pay to CuraGen (i) the milestone payments set forth in Section 8.3.2 upon the occurrence with respect to such ABX Product of the milestone events set forth therein and the royalties set forth in Section 8.4.2 based on Net Sales of such ABX Product or (ii) the following payments and royalties equal to the following percentage of Sublicense Income received by ABX and its Affiliates in connection with such Sublicense for each ABX Product for use in the Diagnostic
Field:

     [_________]  [________________________________]

     [_________]  [________________________________]

     [_________]  [________________________________]

     Notwithstanding the foregoing, the royalties owing by ABX under this
Section 8.4.3(b) in any calendar quarter, with respect to Net Sales by such Sublicensee and its Affiliates of any ABXProduct for use in the Diagnostic Field, shall not be less than [______________________] of Net Sales by such Sublicensee and its Affiliates of such ABX Product in such calendar quarter. Once made, the election of the basis of payment hereunder may not be changed, and ABX shall pay the amounts determined in accordance with its election.

              (c) In the event that CuraGen grants a Sublicense with respect to any CuraGen Product for use in the Therapeutic Field, CuraGen shall notify ABX in writing, within fifteen (15) days of the grant of such Sublicense, whether CuraGen elects to pay to ABX (i) the milestone payments set forth in Section
8.3.1 upon the occurrence with respect to such CuraGen Product of the milestone events set forth therein and the royalties set forth in Section 8.4.2 based on Net Sales of such CuraGen Product or (ii) the following payments and royalties equal to the following percentage of Sublicense Income received by CuraGen and its Affiliates in connection with the Sublicense for each CuraGen Product for use in the Therapeutic Field:

     [_________]  [________________________________]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

     [_________]  [________________________________]

     [_________]  [________________________________]

     Notwithstanding the foregoing, the royalties owing by CuraGen under this
Section 8.4.3(c) in any calendar quarter, with respect to Net Sales by such Sublicensee and its Affiliates of any CuraGen Product for use in the Therapeutic Field, shall not be less than the [________________] of Net Sales by such Sublicensee and its Affiliates of such CuraGen Product in such calendar quarter, [________________________________________]. Once made, the election of the basis of payment hereunder may not be changed, and CuraGen shall pay the amounts determined in accordance with its election.

              (d) In the event that CuraGen grants a Sublicense with respect to any CuraGen Product for use in the Diagnostic Field, CuraGen shall notify ABX in writing, within fifteen (15) days of the grant of such Sublicense, whether CuraGen elects to pay to ABX (i) the milestone payments set forth in Section
8.3.2 upon the occurrence with respect to such CuraGen Product of the milestone events set forth therein and the royalties set forth in Section 8.4.2 based on Net Sales of such CuraGen Product or (ii) the following payments and royalties equal to the following percentage of Sublicense Income received by CuraGen and its Affiliates in connection with the Sublicense for such CuraGen Product for use in the Diagnostic Field:

     [_________]  [________________________________]

     [_________]  [________________________________]

     [_________]  [________________________________]

     Notwithstanding the foregoing, the royalties owing by CuraGen under this
Section 8.4.3(d) in any calendar quarter, with respect to Net Sales by such Sublicensee and its Affiliates of any CuraGen Product for use in the Diagnostic Field, shall not be less than the [_____________] of Net Sales by such Sublicensee and its Affiliates of such CuraGen Product in such calendar quarter, [________________________________________________]. Once made, the election of the basis of payment hereunder may not be changed, and CuraGen shall pay the amounts determined in accordance with its election.

              (e) Length of Royalty Obligations. Each party's obligations to pay royalties (including without limitation percentages of Sublicense Income) with respect to each Product in each country shall commence on the Royalty Commencement Date for such Product in such country, and shall continue for such Product in such country until [________________].

              8.4.4 Discounting. If a party, its Sublicensees or their
                    -----------
respective Affiliates sells a Product to a Third Party who also purchases other products or services from such party, its Sublicensees or their respective

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

Affiliates, and such party, its Sublicensees or their respective Affiliates discounts the purchase price of such Product to a greater degree than it generally discounts the price of its other products or services to such customer, then in such case the Net Sales for the sale of such Product to such Third Party shall equal the arm's length pnce that Third Parties would generally pay for the Product alone when not purchasing any other product or service from such party, its Sublicensee or their respective Affiliates. For purposes of this provision "discounting" includes establishing the list price at a lower-than-normal level.

     9.  ACCOUNTING AND RECORDS

         9.1 Royalty Reports and Payments. Commencing with the first calendar
             ----------------------------
quarter in which the Royalty Commencement Date for a Product occurs, CuraGen in the case of CuraGen Products, and ABX in the case of ABX Products (the "Payor") shall make written reports to the other party (the "Payee") within sixty (60) days after the end of each calendar quarter, stating in each such report the number, description, and aggregate Net Sales of such Product sold during the calendar quarter, and the calculation of the royalties and other amounts payable under Article 8 above. Concurrently with the making of such reports, the Payor shall pay to the Payee all royalties payable under Article 8 above.

         9.2 Records; Inspection. The Payor shall keep (and cause its
             -------------------
Affiliates, Sublicensees and Sublicensees' Affiliates to keep) complete, true and a00ccurate books of account and records for the purpose of determining the royalties payable to the Payee under this Agreement. Such books and records shall be kept at the principal place of business of the Payor, its Sublicensee or their respective Affiliates, as the case may be, for at least three years following the end of the calendar quarter to which they pertain. Such records of the Payor and its Affiliates shall be open for inspection during such three-year period by independent accountants chosen by the Payee, and subject to the approval of the Payor, which approval shall not be unreasonably withheld or delayed, (which accountants, in the case of ABX, may also represent XI) for the purpose of verifying the royalty statements. The Payor shall require each of its Sublicensees to maintain similar books and records and to open such records for inspection during the same three-year period by a representative of the Payor reasonably satisfactory to the Payee on behalf of, and as required by, the Payee for the purpose of verifying the royalty statements. All such inspections may be made no more than once each calendar year at reasonable times mutually agreed by the Payor and the Payee. The independent accountants chosen by the Payee will be obliged to execute a reasonable confidentiality agreement prior to commencing any such inspection. Inspections conducted under this Section 9.2 shall be at the expense of the Payee, unless a variation or error producing an increase exceeding five percent (5%) of the amount stated for any period is established in the course of any such inspection, whereupon all costs relating to the audit of such period will be paid by the Payor.

        9.3 Payment Method. All payments by the Payor to the Payee hereunder
            --------------
shall be in United States Dollars in immediately available funds and shall be made by wire transfer from a United States bank located in the United States to such bank account as designated by the Payee to the Payor.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

         9.4  Currency Conversion. If any currency conversion shall be required
              -------------------
in connection with the calculation of royalties hereunder, such conversion shall be made using the selling exchange rate for conversion of the foreign currency into United States Dollars, quoted for current transactions reported under the heading "Currency Trading -- Exchange Rates" in The Wall Street Journal in the United States for the last business day of the calendar quarter to which such payment pertains. If The Wall Street Journal ceases to be published, then the rate of exchange to be used shall be that reported in such other business publication of national circulation in the United States as the parties reasonably agree.

         9.5 Late Payments. Any payments due from the Payor that are not paid on
             -------------
the date such payments are due under this Agreement shall bear interest at the lesser of(i) the Prime Rate as reported under the heading "Money Rates" in The Wall Street Journal in the United States on the date such payment is due, plus an additional two percent (2%), or (ii) the maximum rate permitted by applicable law, in each case calculated on the number of days such payment is delinquent. This Section 9.5 shall in no way limit any other remedies available to any party. If The Wall Street Journal ceases to be published, then the prime rate to be used shall be that reported in such other business publication of national circulation in the United States as the parties reasonably agree.

         9.6 Withholding Taxes. Each party shall be entitled to deduct from the
             -----------------
royalties owing to the other party hereunder the amount of any withholding taxes, value-added taxes or other taxes, levies or charges with respect to such amounts, other than United States taxes, payable by such party, or any taxes required to be withheld by such party, to the extent such party pays to the appropriate governmental authority on behalf of the other party such taxes, levies or charges. The withholding party shall use reasonable efforts to minimize any such taxes, levies or charges required to be withheld on behalf of the other party by such party. The withholding party promptly shall deliver to the other party proof of payment of all such taxes, levies and other charges, together with copies of all communications from or with such governmental authority with respect thereto, and shall reasonably assist the other party in obtaining a refund thereof (to the extent permitted under applicable law) or to obtain a foreign tax credit therefor.

     10. DILIGENCE

         10.1  Diligence Obligation of CuraGen.
               -------------------------------

               10.1.1 CuraGen shall use commercially reasonable efforts to actively research, develop and obtain regulatory approvals as expeditiously as reasonably practicable to market in major markets throughout the world at least one CuraGen Product to each CuraGen Licensed Antigen, and following such approval to maximize N~t Sales of such CuraGen Product.

               10.1.2 Without limiting Section 10.1.1, CuraGen, its Sublicensees or their respective Affiliates shall file an JIND with the FDA for at least one CuraGen Product to each CuraGen Licensed Antigen within three (3) years after

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

the effective date of the applicable XT/ABX Product License Agreement. After the filing of an IND for at least one CuraGen Product to a CuraGen Licensed Antigen, CuraGen, its Sublicensees or their respective Affiliates, shall have an active IND and actively and diligently conduct clinical trials in pursuit of regulatory approval for at least one such CuraGen Product in the United States until at least one such CuraGen Product may be sold commercially in the United States.

               10.1.3 During the term of this Agreement and for a period of five
(5) years thereafter, CuraGen shall keep complete and accurate records of its activities conducted under this Agreement regarding the commercialization of CuraGen Products and the results thereof. Within thirty (30) days after the end of each semi-annual period during the term of this Agreement, CuraGen shall prepare and provide ABX with a reasonably detailed written report of such activities and results, through such date.

         10.2  Diligence Obligation of ABX.
               ---------------------------

               10.2.1 ABX shall use commercially reasonable efforts to actively research, develop and obtain regulatory approvals as expeditiously as reasonably practicable to market in major markets throughout the world at least one ABX Product to each ABX Licensed Antigen, and following such approval to maximize Net Sales of such ABX Product.

               10.2.2 Without limiting Section 10.2.1, ABX, its Sublicensees or their respective Affiliates shall file an IND with the FDA for at least one ABX Product to each ABX Licensed Antigen within three (3) years after the effective date of the applicable XT/ABX Product License Agreement. After the filing of an IND for at least one ABX Product to a ABX Licensed Antigen, ABX, its Sublicensees or their respective Affiliates, shall have an active IND and actively and diligently conduct clinical trials in pursuit of regulatory approval for at least one such ABX Product in the United States until at least one such ABX Product may be sold commercially in the United States.

               10.2.3 During the term of this Agreement and for a period of five
(5) years thereafter, ABX shall keep complete and accurate records of its activities conducted under this Agreement regarding the commercialization of ABX Products and the results thereof. Within thirty (30) days after the end of each semi-annual period during the term of this Agreement, ABX shall prepare and provide CuraGen with a reasonably detailed written report of such activities and results, through such date.

         10.3 Standards of Performance. The development and commercialization of
              ------------------------
a Product hereunder by a party, its Sublicensees and their respective Affiliates shall be performed in accordance with high scientific and professional standards, and in compliance in all material respects with the requirements of applicable laws and regulations. ABX, its Sublicensees and their respective Affiliates shall be solely responsible for providing the personnel, materials, equipment, and other resources for the development and commercialization of ABX Products hereunder. CuraGen, its Sublicensees and their respective Affiliates shall be solely responsible for providing the personnel, materials, equipment, and other resources for the development and commercialization of CuraGen Products hereunder.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

         10.4 Gene Therapy Applications. Each party's intention as of the
              -------------------------
Effective Date is to commercialize a Product hereunder for an application other than Gene Therapy before commercializing a Product hereunder for a Gene Therapy application. It is understood, however, that either party may or may not also intend to develop and sell Products for use in Gene Therapy, and that such Gene Therapy application may ultimately be commercialized before a Product is commercialized hereunder for a non-Gene Therapy application.

     11. CONFIDENTIALITY

         11.1 Confidential Information. During the term of this Agreement and
              ------------------------
for a period of five (5) years following the expiration or earlier termination hereof, each party shall maintain in confidence the Confidential Information of the other party, and shall not disclose, use or grant the use of the Confidential Information of the other party except on a need-to-know basis to such party's directors, officers employees, consultants and collaborators, and to the Third Party licensors of the Licensed Intellectual Property, to the extent such disclosure is reasonably necessary or required in connection with such party's activities as expressly authorized by this Agreement. To the extent that disclosure by a party to any Person is authorized by this Agreement, prior to disclosure, a party shall obtain written agreement of such Person to hold in confidence and not disclose, use or grant the use of the Confidential Information of the other party except as expressly permitted under this Agreement. Each party shall notify the other promptly upon discovery of any unauthorized use or disclosure of the other party's Confidential Information. Upon the expiration or earlier termination of this Agreement, each party shall return to the other party all tangible items regarding the Confidential Information of the other party and all copies thereof, except for Confidential Information pertaining to any Licensed Antigen and related Products for which, and for so long as, such party retains a license (or sublicense, as the case may be) hereunder; provided, however, that each party shall have the right to retain one (1) copy for its legal files for the sole purpose of determining its obligations hereunder.

         11.2 Terms of Agreement. Neither party shall disclose any terms or
              ------------------
conditions of this Agreement to any Third Party without the prior consent of the other party; provided, however, that either party may disclose the terms or conditions of this Agreement, (a) on a need-to-know basis to its legal and financial advisors to the extent such disclosure is reasonably necessary in connection with such party's activities as expressly permitted by this Agreement or for the conduct of its business; (b) to the Third Party licensors of the Licensed Intellectual Property; (c) to a Third Party in connection with (i) an equity investment or other form of financing in such party by a Third Party;
(ii) a merger, consolidation or similar transaction entered into by such party; or (iii) the sale of all or substantially all of the assets of such party; and
(d) as may, in the reasonable opinion of such party's counsel, be required by applicable law, regulation or court order, including without limitation, a disclosure in connection with such party's filing of a registration statement or other filing with the United States Securities and Exchange Commission (in which event such party will first consult with the other party, to the extent

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

reasonably practicable, with respect to such disclosure). Notwithstanding the foregoing, (i) the parties will jointly issue a press release in mutually agreed form promptly after execution hereof and (ii) prior to execution of this Agreement CuraGen and ABX shall agree upon the substance of information that can be used to describe the terms of this transaction, and CuraGen and ABX may disclose such information, as modified by mutual agreement from time to time, without the other party's consent.

     12. TECHNOLOGY, INFORMATION AND INTELLECTUAL PROPERTY
         -------------------------------------------------

         12.1  Ownership.
               ---------

               12.1.1 ABX shall solely own all right, title and interest in the ABX Technology and Information and in all patent rights and other intellectual property rights therein. CuraGen shall not (and shall not attempt or purport to) file or prosecute any patent application in any country which claims or purports to claim the ABX Technology and Information, unless the parties otherwise expressly agree in writing. ABX shall solely own all right, title and interest in the Excluded ABX Technology and in all patent rights and other intellectual property rights therein. CuraGen shall not (and shall not attempt or purport to) file or prosecute any patent application in any country which claims or purports to claim the Excluded ABX Technology.

               12.1.2 CuraGen shall solely own all right, title and interest in the CuraGen Technology and Information and in all patent rights and other intellectual property rights therein. ABX shall not (and shall not attempt or purport to) file or prosecute any patent application in any country which claims or purports to claim the CuraGen Technology and Information, unless the parties otherwise expressly agree in writing. CuraGen shall solely own all right, title and interest in the Excluded CuraGen Technology and in all patent rights and other intellectual property rights therein. ABX shall not (and shall not attempt or purport to) file or prosecute any patent application in any country which claims or purports to claim the Excluded CuraGen Technology.

               12.1.3 ABX shall solely own all right, title and interest in Research Program Technology and Information conceived, reduced to practice or otherwise derived solely by Persons on behalf of ABX, together with all patent rights and other intellectual property rights therein and, subject to the provisions of this Agreement, shall have the right to freely exploit, transfer, license, or encumber its rights thereto. CuraGen shall solely own all right, title and interest in Research Program Technology and Information conceived, reduced to practice or otherwise derived solely by Persons on behalf of CuraGen, together with all patent rights and other intellectual property rights therein and, subject to the provisions of this Agreement, shall have the right to freely exploit, transfer, license, or encumber its rights thereto. The parties jointly shall own all right, title and interest in Research Program Technology and Information conceived, reduced to practice or otherwise derived jointly by Persons on behalf of ABX and by Persons on behalf of CuraGen, together with all patent rights and other intellectual property rights therein. Each party shall have the right, subject to the provisions of this Agreement, to freely exploit, transfer, license or encumber its rights in any jointly-owned Research Program

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

Technology and Information (and all patent rights and other intellectual property rights therein) without the consent of, or payment or accounting to, the other party.

               12.1.4 The transfer of physical possession of any Technology and Information owned by, and the physical possession and use of any Technology and Information by, CuraGen or ABX, as the case may be, shall not be (nor be construed as) a sale, lease, offer to sell or lease, or other transfer of title of such Technology and Information to CuraGen or ABX, as the case may be.

               12.1.5 During the term of this Agreement, neither party shall (and neither party shall attempt or purport to) assign, sell, have sold, lease, offer to sell or lease, otherwise transfer title to, or otherwise distribute or license, sublicense or otherwise commercialize or exploit, any Research Program Technology and Information, except as otherwise set forth-herein or the parties otherwise expressly agree in writing.

         12.2  Assignment and Disclosure. Each party shall cause all employees
               -------------------------
and others conducting work on its behalf under this Agreement to promptly disclose to the other party all Technology and Information in which the other party has an ownership interest, and to assign any and all right, title and interest in all Technology and Information and all patent rights and other intellectual property rights therein in accordance with this Agreement. Each party shall maintain records in sufficient detail and in good scientific manner appropriate for patent purposes to properly reflect all work done and results achieved in conducting its work hereunder, and shall respond to reasonable requests of the other party for information regarding Technology and Information in which the other party has an ownership interest.

         12.3  Research Program Patent Rights.
               ------------------------------

               12.3.1  Prosecution and Maintenance.
                       ---------------------------

               (a) Subject to the provisions of Section 12.3.1(d) below, ABX shall have the right (but not the obligation), at its sole expense, to prepare, file, prosecute and maintain the ABX Patent Rights.

               (b) CuraGen shall have the right (but not the obligation), at its sole expense, to prepare, file, prosecute and maintain the CuraGen Patent Rights.

               (c) Subject to the provisions of Section 12.3.1(d) and (e) below,
(i) ABX shall have the right (but not the obligation), at its sole expense, to prepare, file, prosecute and maintain the Research Program Patent Rights owned solely by ABX; (ii) CuraGen shall have the right (but not the obligation), at its sole expense, to prepare, file, prosecute and maintain the Research Program Patent Rights owned solely by CuraGen; and (iii) CuraGen shall have the right (but not the obligation) to prepare, file, prosecute and maintain the Research Program Patent Rights owned jointly by the parties, and ABX shall reimburse CuraGen on demand for one-half the reasonable expenses thereof.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

               (d) Upon the effective date of a commercial license under Article 7 for CuraGen Products to a CuraGen Licensed Antigen, and for so long as such license remains in effect, (i) CuraGen shall have the right (but not the obligation) to assume control of the preparation, filing, prosecution and maintenance of the Research Program Patent Rights that specifically and solely claim such CuraGen Licensed Antigen or the use thereof (ii) CuraGen shall have the right (but not the obligation) to assume control of the preparation, filing, prosecution and maintenance of the ABX Patent Rights that specifically and solely claim the use of such CuraGen Antigen or Antibodies to such CuraGen Licensed Antigen or the use thereof; (iii) CuraGen shall reimburse ABX on demand for all previously unreimbursed expenses of the preparation, filing, prosecution and maintenance of such ABX Patent Rights and Research Program Patent Rights; and (iv) CuraGen shall be solely responsible for the expenses of the preparation, filing, prosecution and maintenance of such ABX Patent Rights and Research Program Patent Rights thereafter. in the event there are any Research Program Patent Rights or ABX Patent Rights with such claims and other claims, ABX shall file such divisional or other applications, to the extent legally permitted, as may be necessary to separate such claims into a separate application, which CuraGen shall then have the right to control as aforesaid. If the claims cannot be so separated ABX will take no action with respect to any such claim that would materially narrow the scope thereof without CuraGen's express written consent, which consent shall not be unreasonably withheld or delayed.

               (e) Upon the effective date of a commercial license under Article 7 for ABX Products to an ABX Licensed Antigen, and for so long as such license remains in effect, (i) ABX shall have the right (but not the obligation) to assume control of the preparation, filing, prosecution and maintenance of the Research Program Patent Rights that specifically and solely claim such ABX Licensed Antigen or the use thereof; (ii) ABX shall have the right (but not the obligation) to assume control of the preparation, filing, prosecution and maintenance of the CuraGen Patent Rights that specifically and solely claim antibodies to such ABX Licensed Antigen or the use thereof; (iii) ABX shall reimburse CuraGen on demand for all previously unreimbursed expenses of the preparation, filing, prosecution and maintenance of such Research Program Patent Rights and CuraGen Patent Rights; and (iv) ABX shall be solely responsible for the expenses of the preparation, filing, prosecution and maintenance of such Research Program Patent Rights and CuraGen Patent Rights thereafter. In the event there are any Research Program Patent Rights or CuraGen Patent Rights with such claims and other claims, CuraGen shall file such divisional or other applications, to the extent legally permitted, as may be necessary to separate such claims into a separate application, which ABX shall then have the right to control as aforesaid. If the claims cannot be so separated CuraGen will take no action with respect to any such claim that would materially narrow the scope thereof without ABX's express written consent, which consent shall not be unreasonably withheld or delayed.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

               (f) With respect to each patent application and patent within the Licensed Intellectual Property Rights or Research Program Patent Rights that specifically and solely claims a Licensed Antigen, an Antibody to a Licensed Antigen or the use thereof and with respect to each other patent and patent application within the Research, Program Patent Rights owned jointly by the parties, the controlling party shall (i) provide the non-controlling party with any patent application filed by the controlling party prior to filing in order to provide the non-controlling party with an opportunity to comment thereon, and consider in good faith reasonable comments by the non-controlling party thereon;
(ii) provide the non-controlling party with any patent application filed by the controlling party promptly after such filing; and (iii) provide the non-controlling party promptly with copies of all substantive communications received from or filed in patent office(s) with respect to such filings and consider in good faith reasonable comments by the non-controlling party thereon.

               (g) The non-controlling party shall assist the controlling party, upon the controlling party's request, and to the extent commercially reasonable, in preparing, filing or maintaining the patent applications and patents within the Research Program Patent Rights and Licensed Intellectual Property Rights.

               12.3.2  Enforcement.
                       -----------

               (a) Subject to the provisions of Section 12.3.2(e) below, ABX shall have the right (but not the obligation), at its sole expense, to control the enforcement of the ABX Patent Rights; provided, however, that CuraGen shall have the right (but not the obligation), at its sole expense, to control the enforcement of those ABX Patent Rights (if any) for which CuraGen assumes control of the preparation, filing, prosecution and maintenance under Section 12.3.1(d) above.

               (b) Subject to the provisions of Section 12.3.2(e) below, CuraGen shall have the right (but not the obligation), at its sole expense, to control the enforcement of the CuraGen Patent Rights; provided, however, that ABX shall have the right (but not the obligation), at its sole expense, to control the enforcement of those CuraGen Patent Rights (if any) for which ABX assumes control of the preparation, filing, prosecution and maintenance under Section 12.3.1(e) above.

               (c) Subject to the provisions of Section 12.3.2(e) below, the controlling party identified under Section 12.3.1 above shall have the first right (but not the obligation), at its sole expense, to enforce the Research Program Patent Rights.

               (d) With respect to each patent within the Licensed Intellectual Property Rights or Research Program Patent Rights that specifically and solely claims a Licensed Antigen, an Antibody to a Licensed Antigen or the use thereof, the controlling party shall keep the non-controlling party informed and consider in good faith the reasonable comments of the non-controlling party, both prior to and during any such enforcement. The non-controlling party shall assist the controlling party, upon request and at the controlling party's sole expense, and to the extent commercially reasonable, in taking any action to enforce such Licensed Intellectual Property Rights or Research Program Patent Rights to the extent the non-controlling party has the right to do so.


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

               (e) If the controlling party fails to abate an infringement of any patent within the Licensed Intellectual Property Rights or Research Program Patent Rights that specifically and solely claims a Licensed Antigen, an Antibody to a Licensed Antigen or the use thereof, or to file an action to abate such infringement, within ninety (90) days after a written request from the non-controlling party to do so, or if the controlling party discontinues the prosecution of any such action after filing patent, the non-controlling party at its expense may, in its discretion, undertake such action as it determines appropriate to enforce the Research Program Patent Rights. In such case, the controlling party shall assist the non-controlling party, upon request and at the non-controlling party's sole expense, and to the extent commercially reasonable, in taking any action to enforce such patent within the Licensed Intellectual Property Rights or Research Program Patent Rights to the extent the controlling party has the right to do so.

               (f) All monies recovered upon the final judgment or settlement of any such action regarding the Licensed Intellectual Property Rights or Research Program Patent Rights that specifically and solely claims a Licensed Antigen, an Antibody to a Licensed Antigen or the use thereof shall be used (i) first, to reimburse the costs and expenses (including reasonable attorneys' fees and costs) of the controlling party and the non-controlling party, and (ii) the remainder, [____________________________________].

         12.4  Patent Marking. Each party shall mark, and shall cause its
               --------------
Sublicensees and their respective Affiliates to mark all Products, sold pursuant to this Agreement by such party, its Sublicensees and their respective Affiliates in accordance with the requirements of applicable laws and regulations in the country or countries of manufacture and sale thereof.

         12.5 Limitation. Notwithstanding any other provision in this Article
              ----------
12, (a) ABX shall not be obligated to prepare, file, prosecute, and maintain patents and patent applications, or to bring or pursue enforcement proceedings or defend declaratory judgment actions regarding the Licensed ABX Intellectual Property if, and to the extent that, ABX is not entitled to do so under one or more ABX In-Licenses, and (b) any rights conveyed under this Article 12 permitting CuraGen to prepare, file, prosecute and maintain certain patents and patent applications, or to bring and pursue enforcement proceedings, or defend declaratory judgment actions, regarding the Licensed ABX Intellectual Property, shall be subject to all applicable ABX In-Licenses, and are conveyed only to the extent permitted under such agreements.

         12.6 Use and Transfer Restrictions. Each party shall use the Technology
              -----------------------------
and Information owned by the other party solely for purposes of conducting its obligations or exercising its rights under this Agreement, at its facilities, under commercially and scientifically reasonable containment conditions, and not for any other commercial, business or other use or purpose, without the prior

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

express written consent of the other party. Except as otherwise provided in this Agreement, (a) a party shall not transfer or provide access to the Technology and Information owned by the other party to any Affiliate or Third Party; (b) a party shall not transfer or transport the Technology and Information owned by the other party from its facilities to any other location; (c) a party shall limit access to the Technology and Information owned by the other party to those of its employees working on its premises, to the extent such access is reasonably necessary to conduct its obligations or exercise its rights under this Agreement; and (d) a party shall not (and shall not attempt or purport to) assign, sell, have sold, lease, offer to sell or lease, otherwise transfer title to, or otherwise distribute or license, sublicense or otherwise commercialize or exploit, any Technology and Information owned by the other party or any interest therein.

         12.7  Grant Backs.
               -----------

               12.7.1 It is the intent of the parties that this Agreement shall not restrict ABX's freedom to practice and commercialize the Licensed ABX Intellectual Property, the XenoMouse Animals and the ABX Technology and Information, except as expressly set forth herein. CuraGen hereby grants to ABX a royalty-free, perpetual, irrevocable, exclusive, worldwide license (with the right to grant sublicenses) under CuraGen's rights in the Research Program Patent Rights and Research Program Know-How to research, develop, make, have made, use, offer for sale, sell and import Human Antibody Equivalents and products comprising Human Antibody Equivalents (other than CuraGen Products) for all uses. CuraGen hereby grants to ABX a royalty-free, perpetual, irrevocable, nonexclusive worldwide license (with the right to grant sublicenses) under CuraGen's rights in the Research Program Patent Rights and Research Program Know-How to research, develop, make and use Antibody Equivalents (other than Human Antibody Equivalents) solely in connection with the research, development, making, having made, using, offering for sale, selling and importing of Human Antibody Equivalents and products comprising Human Antibody Equivalents (other than CuraGen Products) for all uses. CuraGen hereby grants to ABX a royalty-free, perpetual, irrevocable, nonexclusive, worldwide license (with the right to grant sublicenses) under those certain one or more CuraGen Patent Rights, which have a common claim of priority and relate to the same antigen and in which the claims within such CuraGen Patent Rights are supported by information or data derived from the use of the ABX Technology and Information and/or Research Program Technology and Information, solely in connection with the research, development, making, having made, using, offering for sale, selling and importing of Human Antibody Equivalents and products comprising Human Antibody Equivalents (other than CuraGen Products) for all uses.

               12.7.2 It is the intent of the parties that this Agreement shall not restrict CuraGen's freedom to practice and commercialize the Licensed CuraGen Intellectual Property, the CuraGen Databases, and the CuraGen Technology and Information, except as expressly set forth herein. ABX hereby grants to CuraGen a royalty-free, perpetual, irrevocable, exclusive, worldwide license (with the right to grant sublicenses) under ABX's rights in the Research Program Patent Rights and Research Program Know-How to research, develop, make, have made, use, offer for sale, sell and import Antibody Equivalents (other than

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

Human Antibody Equivalents) and compositions other than Antibody Equivalents, and products (other than ABX Products) comprising Antibody Equivalents (other than Human Antibody Equivalents) and compositions other than Antibody Equivalents, for all uses; provided, however, that ABX reserves, for itself and its sublicensees, the right under ABX's rights in the Research Program Patent Rights and Research Program Know-How to exercise its license rights granted under Section 12.7.1 above. ABX hereby grants to CuraGen a royalty-free, perpetual, irrevocable, nonexclusive, worldwide license (with the right to grant sublicenses) under those certain one or more ABX Patent Rights, which have a common claim of priority and relate to the same antigen and in which the claims within such ABX Patent Rights are supported by information or data derived from the use of the CuraGen Technology and Information and/or Research Program Technology and Information, solely in connection with the research, development, making, having made, using, offering for sale, selling and importing of Antibody Equivalents (other than Human Antibody Equivalents) and compositions other than Antibody Equivalents, and products (other than ABX Products) comprising Antibody Equivalents (other than Human Antibody Equivalents) and compositions other than Antibody Equivalents, for all uses.

     13. INDEMNIFICATION

         13.1 ABX. ABX shall indemnify and hold harmless CuraGen, and its
              ----
directors, officers, employees and agents, from and against all losses, liabilities, damages and expenses, including reasonable attorneys' fees and costs (collectively, "Liabilities"), resulting from any claims, demands, actions or other proceedings by any Third Party arising from (a) the material breach of any representation, warranty or covenant by ABX under this Agreement, (b) any use, handling or storage by ABX, its Sublicensees (other than CuraGen) and their respective Affiliates of the CuraGen Technology and Information or the Research Program Technology and Information, (c) the manufacture, use, sale, handling or storage by ABX, its Sublicensees (other than CuraGen) and their respective Affiliates of ABX Products (without regard to culpable conduct), or (d) any use by ABX, its Sublicensees (other than CuraGen) and their respective Affiliates of the Confidential Information of CuraGen; provided, however, that ABX shall not be obligated to indemnify or hold harmless CuraGen for such Liabilities to the extent that such Liabilities arise from the gross negligence or willful misconduct of CuraGen.

         13.2  CuraGen.  CuraGen shall indemnify and hold harmless ABX, and its
               -------
directors, officers, employees and agents, from and against all Liabilities resulting from any claims, demands, actions or other proceedings by any Third Party arising from (a) the material breach of any representation, warranty or covenant by CuraGen under this Agreement, (b) any use, handling or storage by CuraGen, its Sublicensees (other than ABX) and their respective Affiliates of the ABX Technology and Information or the Research Program Technology and Information, (c) the manufacture, use, sale, handling or storage by CuraGen, its Sublicensees (otheE than ABX) and their respective Affiliates of CuraGen Products (without regard to culpable conduct), or (d) any use by CuraGen, its Sublicensees (other than ABX) and their respective Affiliates of the Confidential Information of ABX; provided, however, that CuraGen shall not be obligated to indemnify or hold harmless ABX for such Liabilities to the extent that such Liabilities arise from the gross negligence or willful misconduct of ABX.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

         13.3 Procedure. If a party (an "Indemnitee") intends to claim
              ---------
indemnification under this Article 13, it shall promptly notify the indemnifying party (the "Indemnitor") in writing of any claim, demand, action or other proceeding for which the Indemnitee intends to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceeding. The indemnity agreement in this Article 13 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 13, but the omission so to deliver written notice to the Indemnitor shall not relieve it of any liability that it may have to any party claiming indemnification otherwise than under this Article 13. The party claiming indemnification under this Article 13, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by this indemnification.

         13.4 Insurance. Each party shall maintain insurance, including product
              ---------
liability insurance, with respect to the research, development, manufacture and sale of Products hereunder by such party, its Sublicensees and their respective Affiliates in such amount as such party customarily maintains with respect to the research, development, manufacture and sale of its other products. Each party shall maintain such insurance for so long as such party, its Sublicensees and their respective Affiliates continues to research, develop, manufacture or sell any Products hereunder, and thereafter for so long as such party customarily maintains insurance covering the research, development, manufacture and sale of its other products.

     14. TERM AND TERMINATION

         14.1  Term. The term of this Agreement shall commence on the Effective
               ----
Date and, unless earlier terminated, shall continue in full force and effect until the expiration of the parties' respective royalty obligations pursuant to this Agreement.

         14.2  Termination.
               -----------

               14.2.1 If CuraGen breaches its obligations under Section 8.2, 8.3 or 8.4 above, or materially breaches its obligations under Section 10.1 above, with respect to any Antigen or to CuraGen Products to any CuraGen Licensed

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

Antigen, and such breach shall have continued for ten (10) days, in the case of breaches under Section 8.2, 8.3, or 8.4, or for thirty (30) days, in the case of material breaches under Section 10.1, after written notice of such breach was provided to CuraGen by ABX, ABX shall have the right at its option to terminate the licenses (or sublicenses, as the case may be) under this Agreement with respect to such Antigen or to CuraGen Products to such CuraGen Licensed Antigen (as applicable) effective at the end of such ten (10) day or thirty (30) day period, as the case may be, without otherwise affecting the other licenses (or sublicenses, as the case may be) granted under this Agreement or the other remaining provisions of this Agreement. In the event of such termination by ABX, the Antigen which was the subject of the termination shall be subject to ABX's standby option under Section 7.2.2, CuraGen's obligation to provide data and information under Section 7.2.2 shall apply to all data and information in existence at the time of the termination, the six-month period in which to exercise such option shall commence on the date of termination, and no payment shall be due under Section 8.2.3 upon the exercise by ABX of such option.

               14.2.2 If ABX breaches its obligations under Section 8.2, 8.3 or
8.4 above, or materially breaches its obligations under Section 10.2 above, with respect to any Antigen or to ABX Products to any ABX Licensed Antigen, and such breach shall have continued for ten (10) days, in the case of breaches under
Section 8.2, 8.3, or 8.4, or for thirty (30) days, in the case of material breaches under Section 10.2, after written notice of such breach was provided to ABX by CuraGen, CuraGen shall have the right at its option to terminate the licenses (or sublicenses, as the case may be) under this Agreement with respect to such Antigen or to ABX Products to such ABX Licensed Antigen (as applicable) effective at the end of such ten (10) day or thirty (30) day period, as the case may be, without otherwise affecting the other licenses (or sublicenses, as the case may be) granted under this Agreement or the other remaining provisions of this Agreement. In the event of such termination by CuraGen, the Antigen which was the subject of the termination shall be subject to CuraGen's standby option under Section 7.1.2, ABX's obligation to provide data and information under
Section 7.1.2 shall apply to all data and information in existence at the time of the termination, the six-month period in which to exercise such option shall commence on the date of termination, and no payment shall be due under Section
8.2.3 upon the exercise by CuraGen of such option.

               14.2.3 If a party shall have materially breached any of its material obligations hereunder (other than under Sections 8.2, 8.3, 8.4, 10.1 and 10.2 above), and such breach shall have continued for thirty (30) days after written notice of such breach was provided to the breaching party by the nonbreaching party, the nonbreaching party shall have the right (at its option), effective at the end of such thirty (30) day period, to terminate the Research Program and all options, licenses, and rights to obtain additional options and licenses granted to the breaching party under this Agreement; provided, however, that any commercial licenses previously granted to the breaching party under
Article 7 above (and any related continuing research licenses to the breaching party under Section 6.1 above), all licenses granted to the breaching party under Section 12.7 above, and all options, licenses, and rights to obtain additional options and licenses granted to the nonbreaching party under this Agreement shall survive any such termination by the nonbreaching party under this Section 14.2.3.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

         14.3  Effect of Expiration or Termination.

               14.3.1 Expiration or termination of this Agreement shall be without prejudice to any rights which shall have accrued to the benefit of a party prior to such expiration or termination. Without limiting the foregoing, the license rights granted under Section 4.4.1 and the provisions of Sections
4.6.3 and 8.1 and Articles 9, 11, 12, 13, 14 and 15 shall survive any expiration or termination of this Agreement.

               14.3.2 In the event of termination of the Research Program and the options, licenses and rights of ABX under this Agreement by CuraGen pursuant to Section 14.2.3 upon an uncured material breach of a material obligation by ABX, then the payments remaining to be paid to ABX under Section 8.1 shall be reduced [______________________]. Such reduction shall be applied against the payments remaining to be paid to ABX under Section 8.1 on a last-to-be-paid first-reduced basis.

               14.3.3 In the event of expiration of this Agreement prior to the fifth anniversary of the Effective Date, termination of this Agreement for any reason, or termination of the Research Program and the options, licenses and rights of CuraGen by ABX pursuant to Section 14.2.3 above, then all payments remaining to be paid to ABX under Section 8.1 shall be immediately due and payable on or before the date thirty (30) days following the effective date of such expiration or termination.

               14.3.4 Following the expiration under Section 8.4.3(e) of CuraGen's obligation to pay royalties to ABX hereunder with respect to a CuraGen Product (provided that CuraGen's option, license or other rights with respect to such CuraGen Product have not been previously terminated), CuraGen shall have a fully-paid up, non-exclusive license (or sublicense, as the case may be) (with the right to grant sublicenses) under the ABX Know-How and Research Program Know-How solely to make, have made, use, offer for sale, sell and import such CuraGen Product for use in the Commercial Field. Following the expiration under
Section 8.4.3(e) of ABX's obligation to pay royalties to CuraGen hereunder with respect to an ABX Product (provided that ABX's option, license or other rights with respect to such ABX Product have not been previously terminated), ABX shall have a fully-paid up, non-exclusive license (or sublicense, as the case may be) (with the right to grant sublicenses) under the CuraGen Know-How and Research Program Know-How solely to make, have made, use, offer for sale, sell and import such ABX Product for use in the Commercial Field.

               14.3.5 Upon termination of this Agreement, or upon termination of the licenses (or sublicenses, as the case may be) hereunder for any CuraGen Product, CuraGen, its Sublicensees and their respective Affiliates shall have the right to sell or otherwise dispose (consistent with all applicable laws and regulations and subject to Articles 8 and 9 above) of the stock of any CuraGen Product then on hand. Upon termination of this Agreement, or upon termination of the licenses (or sublicenses, as the case may be) hereunder for any ABX Product, ABX, its Sublicensees and their respective Affiliates shall have the right to sell or otherwise dispose (consistent with all applicable laws and regulations and subject to Articles 8 and 9 above) of the stock of any ABX Product then on hand.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

               14.3.6 Upon termination of this Agreement by ABX, or upon termination by ABX of the licenses (or sublicenses, as the case may be) hereunder for any CuraGen Product, any Sublicense granted by CuraGen hereunder shall survive, provided that upon request by ABX, such Sublicensee promptly agrees in writing that such Sublicensee shall be bound by the terms of such Sublicense for the benefit of ABX and ABX shall have all of the rights of CuraGen under such Sublicense, but ABX shall not be bound by any obligation of CuraGen thereunder except to the extent it is already bound to an equivalent obligation hereunder. Upon termination of this Agreement by CuraGen, or upon termination by CuraGen of the licenses (or sublicenses, as the case may be) hereunder for any ABX Product, any Sublicense granted by ABX hereunder shall survive, provided that upon request by CuraGen, such Sublicensee promptly agrees in writing that such Sublicensee shall be bound by the terms of such Sublicense for the benefit of CuraGen and CuraGen shall have all of the rights of ABX under such Sublicense, but CuraGen shall not be bound by any obligation of ABX thereunder except to the extent it is already bound to an equivalent obligation hereunder.

               14.3.7 Except as otherwise expressly agreed in writing by the parties, promptly upon the expiration or earlier termination of the Research Program, each party shall destroy all remaining Research Program Technology and Information and Antigen Specific Materials and Information; in each case except to the extent such party retains an option or license (or sublicense, as the case may be) thereto hereunder; that survives such expiration or termination.

               14.3.8 Except as otherwise expressly agreed in writing by the parties, promptly upon the expiration or earlier termination of this Agreement,
(a) CuraGen shall destroy or return to ABX (as ABX `shall direct) all remaining ABX Technology and Information;

               (b) ABX shall destroy or return to CuraGen (as CuraGen shall direct) all remaining CuraGen Technology and Information; and (c) each party shall destroy all remaining Research Program Technology and Information and Antigen Specific Materials and Information; in each case except to the extent such party retains a license (or sublicense, as the case may be) thereto hereunder; that survives such expiration or termination.

               14.3.9 Except as otherwise expressly agreed in writing by the parties, promptly upon the termination of the license (or sublicense, as the case may be)s granted to CuraGen hereunder regarding any Antigen, CuraGen shall destroy or return to AB-X (as ABX shall direct) all remaining ABX Technology and Information regarding such Antigen, Antibodies to such Antigens and Products to such Antigen, and shall destroy all remaining Research Program Technology and Information and Antigen Specific Materials and Information regarding such Antigen, Antibodies to such Antigens and Products to such Antigen.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

               14.3.10 Except as otherwise expressly agreed in writing by the parties, promptly upon the termination of the license (or sublicense, as the case may be)s granted to ABX hereunder regarding any Antigen, ABX shall destroy or return to CuraGen (as CuraGen shall direct) all remaining CuraGen Technology and Information regarding such Antigen, Antibodies to such Antigens and Products to such Antigen, and shall destroy all remaining Research Program Technology and Information and Antigen Specific Materials and Information regarding such Antigen, Antibodies to such Antigens and Products to such Antigen.

     15. MISCELLANEOUS

         15.1  Governing Laws. This Agreement shall be governed by, interpreted
               --------------
and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles.

         15.2  Waiver. No waiver by any party hereto of any breach or default of
               ------
any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

         15.3  Assignments. Neither this Agreement nor any right or obligation
               -----------
hereunder may be assigned or delegated, in whole or part, by either party without the prior express written consent of the other; provided, however, that either party may, without the written consent of the other, assign this Agreement and its rights and delegate its obligations hereunder in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment in violation of this Section 15.3 shall be void.

         15.4  Independent Contractors. The relationship of the parties hereto
               -----------------------
is that of independent contractors. The parties hereto shall not be deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

         15.5  Further Actions. Each party agrees to execute, acknowledge and
               ---------------
deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

         15.6  Notices. All requests and notices required or permitted to be
               -------
given to the parties hereto shall be given in writing, shall expressly reference the section(s) of this Agreement to which they pertain, and shall be delivered to the other party, effective on receipt, at the appropriate address as set forth below or to such other addresses as may be designated in writing by the parties from time to time during the term of this Agreement.

               If to ABX:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

                    Abgenix, Inc.
                    7601 Dumbarton Circle
                    Fremont, California 94555
                    Attn:  President

               with a copy to:

                    Gray Cary Ware & Freidenrich LLP
                    4365 Executive Drive, Suite 1600
                    San Diego, California 92121-2189
                    Attn:  Mark R. Wicker

               If to CuraGen:

                    CuraGen Corporation
                    555 Long Wharf Drive
                    New Haven, Connecticut 06511
                    Attn:  President

               with a copy to:

                    Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C. One Financial Center
                    Boston, Massachusetts 02111
                    Attn:  Jeffrey M. Wiesen

         15.7 No Implied Licenses. Only licenses (or sublicenses, as the case
              -------------------
may be) and rights granted expressly herein shall be of legal force and effect. No license (or sublicense, as the case may be) or other right shall be created hereunder by implication, estoppel or otherwise. By way of clarification and not limitation, no license (or sublicense, as the case may be) is granted hereunder to CuraGen to have in its possession any XenoMouse Animals or to conduct immunizations thereof.

         15.8 Compliance with Laws. Each party shall use the Technology and
              --------------------
Information of the other party and the Research Program Technology and Information in compliance in all material respects with all applicable laws, guidelines and regulations which are applicable to such Technology and Information or the use thereof, including without limitation any biosafety procedures and all safety precautions accompanying such Technology and Information. Except as otherwise expressly agreed in this Agreement or otherwise expressly agreed in writing by the parties, neither party shall administer the Technology and Information of the other party or the Research Program Technology and Information to humans under any circumstances.


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

         15.9 Export Laws. Notwithstanding anything to the contrary contained
              -----------
herein, all obligations of ABX and CuraGen are subject to prior compliance with United States export regulations and such other United States laws and regulations as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the government of the United States. Each party shall be responsible for obtaining such approvals as required of it, and shall use efforts consistent with prudent business judgment to obtain such approvals. Each party shall cooperate reasonably with the other party and provide reasonable assistance to the other party as may be reasonably necessary to obtain any required approvals.

         15.10 Force Majeure. Nonperformance of a party (other than for the
               -------------
payment of money) shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform, is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party.

         15.11 No Consequential Damages. IN NO EVENT SHALL A PARTY HERETO BE
               ------------------------
LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING WITHOUT LIMITATION LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES. NOTHING IN THIS SECTION 15.11 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY.

         15.12 Third Party Rights. Notwithstanding anything to the contrary in
               ------------------
this Agreement, the grant of rights by ABX under this Agreement shall be subject to and limited in all respects by the terms of the applicable ABX In-License(s) pursuant to which ABX acquired any Licensed ABX Intellectual Property, and all rights or sublicenses granted under this Agreement shall be limited to the extent that ABX may grant such rights and sublicenses under such ABX In-Licenses. Additionally, and without limiting the foregoing, the rights granted to CuraGen hereunder, including without limitation any grant of "exclusive" rights, shall be subject to the rights granted to or retained by GenPharm under the GenPharm Cross License Agreement.

         15.13 Complete Agreement. This Agreement constitutes the entire
               ------------------
agreement between the parties regarding the subject matter hereof, and all prior representations, understandings and agreements regarding the subject matter hereof (including without limitation, the Original Agreement and the letter dated July 5, 2000, from Christopher McLeod to Raymond Withy) either written or oral, expressed or implied, are superseded and of no effect.

         15.14 Counterparts. This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

         15.15 Headings. The captions to the several Articles and Sections
               --------
hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.




Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

                              ABGENIX, INC.


                              By: /s/ Raymond M. Withy
                                  ----------------------------------
                                  (Signature)

                                  Raymond M. Withy
                                  ----------------------------------
                                  (Printed Name)

                                  Chief Business Officer
                                  ----------------------------------
                                  (Title)

                              CURAGEN CORPORATION


                              By: /s/ Christopher K. McLeod
                                  ----------------------------------
                                  (Signature)

                                  Christopher K. McLeod
                                  ---------------------
                                  (Printed Name)

                                  Executive Vice President
                                  ------------------------
                                  (Title)


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

                                   EXHIBIT A

                              [__________________]

1.  [__________________________]

     A.  [___________________________________________________]:

     [_____]            [________]             [_______]               [________]                  [________]
-----------------------------------------------------------------------------------------------------------------------
[__________]       [____________]        [_____________]         [_______________]        [____________________]
-----------------------------------------------------------------------------------------------------------------------
[__________]       [____________]        [_____________]         [_______________]        [____________________]
-----------------------------------------------------------------------------------------------------------------------
[__________]       [____________]        [_____________]         [_______________]        [____________________]
-----------------------------------------------------------------------------------------------------------------------
[__________]       [____________]        [_____________]         [_______________]        [____________________]
-----------------------------------------------------------------------------------------------------------------------
[__________]       [____________]        [_____________]         [_______________]        [____________________]
-----------------------------------------------------------------------------------------------------------------------
[__________]       [____________]        [_____________]         [_______________]        [____________________]
-----------------------------------------------------------------------------------------------------------------------
[__________]       [____________]        [_____________]         [_______________]        [____________________]
-----------------------------------------------------------------------------------------------------------------------
[__________]       [____________]        [_____________]         [_______________]        [____________________]
-----------------------------------------------------------------------------------------------------------------------
[__________]       [____________]        [_____________]         [_______________]        [____________________]
-----------------------------------------------------------------------------------------------------------------------
[__________]       [____________]        [_____________]         [_______________]        [____________________]
-----------------------------------------------------------------------------------------------------------------------
[__________]       [____________]        [_____________]         [_______________]        [____________________]
-----------------------------------------------------------------------------------------------------------------------
[__________]       [____________]        [_____________]         [_______________]        [____________________]
-----------------------------------------------------------------------------------------------------------------------
[__________]       [____________]        [_____________]         [_______________]        [____________________]
-----------------------------------------------------------------------------------------------------------------------
[__________]       [____________]        [_____________]         [_______________]        [____________________]
-----------------------------------------------------------------------------------------------------------------------
[__________]       [____________]        [_____________]         [_______________]        [____________________]
-----------------------------------------------------------------------------------------------------------------------
[__________]       [____________]        [_____________]         [_______________]        [____________________]
-----------------------------------------------------------------------------------------------------------------------
[__________]       [____________]        [_____________]         [_______________]        [____________________]
-----------------------------------------------------------------------------------------------------------------------
[__________]       [____________]        [_____________]         [_______________]        [____________________]
-----------------------------------------------------------------------------------------------------------------------
[__________]       [____________]        [_____________]         [_______________]        [____________________]
-----------------------------------------------------------------------------------------------------------------------

B.  [__________________________________________________________________]:
[______________________________________________________________________].
D.  [__________________________________________________________________]:
[______________________________________________________________________].
E.  [__________________________________________________________________]:
[______________________________________________________________________].


II.  [_______________________________]

A.  [______________________________________________________________________].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

B.  [______________________________________________________________________].

C.  [________________________________________________________________]:

[____________________________________________________________________].



Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

                                   EXHIBIT B


                           ELIGIBLE ANTIGEN CRITERIA


A Research Antigen shall become an Eligible Antigen if it meets the following criteria:

1.   [_______________________________________________________________].

2.   [_______________________________________________________________].



Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

                                   EXHIBIT C


                                 RESEARCH PLAN


                         CURAGEN/ABGENIX RESEARCH PLAN


                                   [ATTACHED]



Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.

                                   EXHIBIT D


                             THIRD PARTY AGREEMENTS

Collaboration Agreements between CuraGen and

     [_________________________________]
     [_________________________________]
     [_________________________________]
     [_________________________________]
     [_________________________________]
     [_________________________________]

TRADOCS:1445129.1(%Z2H01!.DOC)



Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential Investment under Rule 406 of the Securities Act.